CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THE
                       FOLLOWING EXHIBIT MARKED WITH AN *

                                                                   EXHIBIT 10.15





                                  ANCHOR BRAND

                           CONTENT PROVIDER AGREEMENT

                                     BETWEEN

                                   AT&T CORP.

                                       AND

                              IVI PUBLISHING, INC.

                                TABLE OF CONTENTS





RECITALS......................................................................1

   A. Certain Definitions.....................................................1

   B. License to Exploit the Content..........................................6

   C. Production and Delivery of Content......................................8

   D. AT&T Service Functions..................................................9

   E.  Advertising...........................................................10

   F. Electronic Commerce on the Network.....................................10

   G. Third Party Content....................................................11

   H.  Revenue Sharing and Payment...........................................11

   I. Anchor Brand Content Provider..........................................14

   J. Anchor Brand Council...................................................15

   K. Marketing..............................................................16

   L. Non-Solicitation.......................................................18

   M. Subscriber Information.................................................18

   N. CD-ROMs, Books, and Derivative Products................................19

   O. Provider's Web Site....................................................20

   P.  Option to Purchase Provider Shares....................................20

   Q.  Provider Content Plan.................................................24

   R. Term...................................................................24


STANDARD TERMS...............................................................26

   1. Content Standards......................................................26

   2. Software License, Training.............................................26

   3. Ownership..............................................................29

   4. Provider Trademark Graphics............................................29

   5. Payments...............................................................29

   6. Representations and Warranties by Provider.............................31

   7. Representations and Warranties by AT&T.................................33

   8. Exclusions and Limitations.............................................34

   9. Indemnification; Insurance.............................................35

   10. Confidentiality; Press Releases.......................................38

   11. Suspension Due to Force Majeure.......................................39

   12. Protection of Copyrights and Trademarks...............................39

   13. Termination...........................................................39

   14. No Obligation to Exploit..............................................41

   15. General Provisions....................................................42

EXHIBITS

Exhibit 1 - AT&T Advertising  Standards
Exhibit 2 - Content Editorial  Standards
Exhibit 3 - Content Technical  Standards
Exhibit 4 - Delivery Schedule
Exhibit 5 -  List  of  Titles
Exhibit 6 -  Provider  Trademarks
Exhibit 7 -  Provider Responsibilities
Exhibit 8 - Customer Care Guidelines
Exhibit 9 - Subscription Agreement
Exhibit 10 - Registration  Rights  Agreement
Exhibit 11 - Provider's Advertising  Standards
Exhibit 12 -  Exclusivity  Exceptions
Exhibit 13 - Distribution Agreement

                                  ANCHOR BRAND

                           CONTENT PROVIDER AGREEMENT


         This Anchor Brand Content Provider Agreement including the Standard Terms and Exhibits 1 through 13 attached hereto and made a part hereof (collectively, this "Agreement") dated as of October 30, 1995, is by and between AT&T Corp. ("AT&T"), a corporation organized under the laws of the State of New York with offices at 400 Interpace Parkway, Parsippany, New Jersey 07054; and IVI Publishing, Inc. ("Provider"), a corporation organized under the laws of the State of Minnesota, with offices at 7500 Flying Cloud Drive, Minneapolis, Minnesota 55344-3739.


                                    RECITALS

         AT&T desires to introduce a portfolio of on-line computer services to its customers which will include a Health and Wellness service or service segment ("Health and Wellness Service") and to exploit as part of its Health and Wellness Service certain Content owned or licensed by Provider; and Provider desires to make such Content available to AT&T pursuant to the terms of this Agreement.

         For good and valuable consideration, receipt of which is hereby acknowledged, AT&T and Provider hereby agree as follows:


         A. Certain Definitions

         As used herein, the following terms shall have the meaning herein ascribed:

         (a) "Adjusted Transaction Revenues": Gross revenues from Provider Transactions after deducting (i) applicable taxes, other than taxes on net income, (ii) refunds actually paid by Provider, and (iii) shipping and handling charges.

         (b) "Advertising Fees": All revenues received for advertising, less advertising agency commissions and reasonable credits allowed in accordance with customs of trade in the advertising business, provided that if the advertiser pays for such advertising with products or services, the fair market value of such products or services, as determined by AT&T in its reasonable discretion, shall be included within the definition of "Advertising Fees".

         (c) "Anchor Brand Content Provider": A content provider on the AT&T Service designated as such by AT&T in accordance with
                  Section I.

         (d) "Anchor Brand Council": The organization described in Section J hereof.

         (e) "AT&T Advertising Standards": The advertising standards set forth on Exhibit 1, attached hereto, as modified by AT&T from time to time, in its reasonable discretion.

         (f) "AT&T Affiliate": Any parent, subsidiary or affiliate of AT&T or a United States entity in which AT&T owns directly or indirectly at least fifty percent (50%) of the equity thereof or a foreign entity in which AT&T owns directly or indirectly at least twenty percent (20%) of the equity thereof.

         (g) "AT&T Service": Any on-line service or other interactive service offered to the general public (regardless of the distribution medium or mechanism utilized, but excluding CD ROMs and other interactive products) which is owned or operated by AT&T, an AT&T Affiliate or a foreign third party pursuant to a license from AT&T or an AT&T Affiliate, including without limitation, the AT&T on-line service planned for introduction in 1996. If the operations of any AT&T Service are merged, combined, or joined, in whole or in part, with the operations of any other on-line service or services, the term AT&T Service shall be deemed to embrace such merged, combined, or joined services, subject to Section 15(b) of the Standard Terms.

         (h) "AT&T Software": The software described in Section 2(a) of the Standard Terms.

         (i) "Beta Phase Milestone". The milestone so described in the Delivery Schedule.

         (j) "Click": An action by a Subscriber on a computer or other communication device causing access to and display of a page of content from an AT&T Service or any segment or sub-segment from an AT&T Service.

         (k) "Content": The health and wellness information made available by Provider for use in the AT&T Service as provided herein, including without limitation the publications and titles listed on Exhibit 5, attached hereto, and any chat, chat forums and hosted bulletin boards offered by Provider and also including without limitation, all updates, upgrades, modifications, and other versions of any of the above.

         (l) "Content Editorial Standards": The content editorial standards set forth on Exhibit 2, attached hereto, as modified by AT&T from time to time, in its reasonable discretion.

         (m) "Content Technical Standards": The technical standards set forth on Exhibit 3, attached hereto, as modified by AT&T, from time to time, in its reasonable discretion.

         (n) "Customer Care Guidelines": The Customer Care Guidelines set forth on Exhibit 8, attached hereto, as modified by AT&T from time to time, in its reasonable discretion.

         (o) "Delivery Notice": A notice from AT&T to the Provider that Provider has failed in a material respect to deliver substantially all of the Content scheduled to be delivered on either the Beta Phase Milestone or the General Availability Milestone.

         (p) "Delivery Schedule": The schedule for delivery of Content by Provider attached hereto as Exhibit 4.

         (q) "Derivative Products and Services": Products and services, in any media which substantially consist of elements of Content created exclusively for and exhibited on the AT&T Service (including any fictional characters developed as part of the Content appearing on the AT&T Service and any unique formatting or packaging of the Content) and any products or services which are updates, enhancement, revisions, sequels, prequels, continuations, or modifications thereof.

         (r) "Download": The transfer of displayed or transmitted Content onto a storage medium.

         (s) "Electronic Commerce Operations". In connection with the sale of products and/or services pursuant to this Agreement, electronic shopping capabilities, order processing, credit card processing (including verification), order fulfillment (including locating, shipping & handling and invoicing of products or services), processing of returns, collection of revenues from product and/or service sales and payment thereof to Provider, inventory management and customer service with respect to the above.

         (t) "Exclusivity Period": The period defined in Section B(c) of this Agreement.

         (u) "Event of Force Majeure": Any event as defined in Section II of the Standard Terms.

         (v) "Foreign Revenues": Any revenues collected by AT&T or an AT&T Affiliate that are derived from the AT&T Service outside the United States. Foreign Revenues shall be net of any commissions, agency fees, distribution fees or other similar fees paid to foreign distributors or agents other than an AT&T Affiliate.

         (w) "General Availability Milestone". The milestone so described in the Delivery Schedule.

         (x) "Health and Wellness Segment" or "Health and Wellness Service": The service or segment of the AT&T Service dedicated to the community of interest associated with health and wellness.

         (y) "Net Provider Revenues": Provider Revenues after deducting revenues from the sale of products, but including revenues (i) from the Downloading of Content pursuant to Subsection H(e)(i) and (ii) from the sale of CD-ROM titles through various AT&T distribution channels and marketing programs as described in Section N of this Agreement.

         (z) "Net User Revenues": The user fees/charges, collected by AT&T, associated with utilizing the Service, segment, or sub-segment as the case may be, (including such Net User Revenues which are Foreign Revenues, but excluding network and access fees and any other charges associated with transport to the service) after deducting any applicable agency commissions, finder fees or bounties associated with bringing Subscribers to the AT&T Service, credit card charges and taxes (other than taxes on net income). If the user pays for such use with products or services , the fair market value of such products or services, as determined by AT&T in its reasonable discretion, shall be included within the definition of "Net User Revenues".

         (aa) "Person": Any corporation, p artnership or other business unit or entity recognized under law, or a natural person.

         (bb)     "Premium   Content":   Shall  mean  any   Content   for  which
                  Subscribers will be charged a fee over and above the fee for use of the basic AT&T Service.

         (cc) "Provider Advertising Standards": The Advertising Standards set forth on Exhibit 11, attached hereto as modified by Provider, from time to time, in its reasonable discretion.

         (dd) "Provider Brands": Mayo Foundation For Medical Education and Research, Massachusetts Medical Society, and any other entity licensing rights to Content to Provider.

         (ee) "Provider Revenues": All revenues collected by Provider in connection with this Agreement, regardless of its form or nature (and without any deductions or subtractions, except taxes (other than taxes on net income); refunds actually paid, and shipping and handling charges), including without limitation, Provider Revenues from the purchase or sale of CD-ROM titles through various AT&T distribution channels and marketing programs as described in Section N of this Agreement and any such Provider Revenues which are Foreign Revenues.

         (ff) "Provider Trademarks": The trademarks set forth on Exhibit 6 attached hereto, as modified by Provider from time to time solely to the extent reasonably required to reflect Provider's acquisition of additional rights or Provider's loss or modification of rights to use trademarks associated with the Content.

         (gg) "Provider Transaction": The sale of merchandise or services by Provider, its representatives, agents or distributors in direct response to an offering made by Provider on the AT&T Service, provided that, with respect to the sale of Derivative Products or Services, any such sale shall be a Provider Transaction regardless of how or by whom such merchandise or services are sold or whether or not such sale is in direct response to an offering made by Provider on the AT&T Service.

         (hh) "Revenue Targets": The following annual minimum targets for Net Provider Revenues, each of which shall be individually referred to herein as a Revenue Target, beginning with the year 1997:(i) Four Million Dollars ($4,000,000) for 1997, (ii) Four Million Dollars ($4,000,000) for 1998, and (iii) Five Million Dollars ($5,000,000) for 1999, which amounts shall be cumulative (i.e., the cumulative target for 1997 and 1998 combined is Eight Million Dollars ($8,000,000); the cumulative target for 1997, 1998 and 1999 combined is Thirteen Million Dollars). For example if Net Provider Revenues in 1997 are Six Million Dollars ($6,000,000), the Revenue Target for 1998 would be achieved with 1998 Net Provider Revenues of Two Million Dollars ($2,000,000). To the extent AT&T pays any money to Provider pursuant to Subsection B(c)(i) (e.g., Revenue Target shortfall payments) such payment shall not be subject to refund by Provider or offset against any amounts owed to Provider by AT&T or any AT&T Affiliate.

         (ii) "Sponsor": The host, promoter or sponsor of a bulletin board, forum, chat session, special event or other similar activity.

         (jj) "Sponsorship": The hosting, promotion or sponsoring of a bulletin board, chat forum, special event or other similar activity.

         (kk) "Sponsorship Revenues": Fees paid by a Sponsor, after deduction of applicable agency commissions and charges as are reasonable and customary, in connection with chat, a chat forum, bulletin board or special event for which such Sponsor receives some promotional or other consideration. If the Sponsor pays for such Sponsorship with products or services, the fair market value of such products or services, as determined by AT&T in its reasonable discretion, shall be included within the definition of "Sponsorship Revenues".

         (ll) "Subscriber": Any Person with authorized access to the Health and Wellness Service or any other AT&T Service.




         B. License to Exploit the Content.

         (a) License Grant. Subject to the terms of this Agreement, Provider hereby grants to AT&T a worldwide license to use, review, copy, display and perform (privately and publicly), publish, transmit, distribute, sublicense and exploit the Content in whole or in part, separately or together with the Provider Trademarks, on or in connection with the promotion or marketing of an AT&T Service in any medium, now known or hereafter devised, including, without limitation, in connection with any demonstration, promotion, advertisement or publicity of an AT&T Service. Without limitation of the foregoing, the rights granted to AT&T include the following: (i) the right to enter the Content and Provider Trademarks into AT&T's files, storage space and databases; (ii) the right to store, process, retrieve and transmit and to authorize others to store, process, retrieve and transmit the Content and Provider Trademarks on or in connection with an AT&T Service in any manner or media, now known or hereafter discovered or devised; (iii) the right to reasonably juxtapose and combine the Content with materials owned and/or controlled by AT&T, and/or by third parties for the purpose of promoting and advertising the AT&T Service; and (iv) the right to offer to Subscribers the option of printing and Downloading for personal use all or any portion of the Content and the Provider Trademarks to the Subscriber's computer hard drive or onto a separate disk.

         (b) Exclusivity. Except as set forth on Exhibit 12, the license granted to AT&T herein shall be exclusive. Provider warrants and represents that except as set forth on Exhibit 12; (i) the Content has not previously been used, displayed, performed, published, transmitted, distributed, advertised, demonstrated, promoted or otherwise exploited, directly or indirectly, by or to the public, in connection with any on-line computer service or any other form of interactive on-line service ; and (ii) during the Exclusivity Period, the
Content will not be used, displayed, performed, published, transmitted, distributed, advertised, demonstrated, promoted or otherwise exploited in any manner, directly or indirectly, by or to the public, in connection with any on-line computer service or any other form of interactive service except as specifically authorized by Section O(b), below. AT&T and Provider acknowledge and agree that breach of this Section by Provider shall entitle AT&T to injunctive relief for breach thereof.

         (c) Exclusivity Period. The Exclusivity Period shall commence on the date of this Agreement and continue throughout the term hereof

                                       *

         (d) Guaranteed Minimum Revenue. As consideration for the exclusive rights granted to AT&T pursuant to Section B(b), AT&T agrees to guarantee minimum aggregate 1995 and 1996 Provider Revenues of Two Million Dollars ($2,000,000), payable as an advance against such 1995 and 1996 Provider Revenues (excluding advertising and sponsorship revenues allocated exclusively to Provider, pursuant to Section H(d)(i)), payable as follows:

         (i) One Million Dollars within thirty (30) days of the date of this Agreement; and

         (ii)     One Million Dollars within ten (10) days of January 1, 1996.

AT&T shall make the payments recited in this Subsection B(d) regardless of whether or not AT&T offers the AT&T Service or the Health and Wellness Service.


         C. Production and Delivery of Content.

         Provider shall furnish the Content to AT&T in accordance with the Delivery Schedule. Thereafter, during the Term of this Agreement: (i) Provider shall create, update and maintain the Content (and without limitation, perform in all material respects the obligations specified on Exhibit 7 in connection therewith); and (ii) provide the Content for publication and distribution on the AT&T Service. If within thirty (30) days after receipt by Provider of a Delivery Notice from AT&T, Provider fails in any material respect to deliver substantially all of the Content referenced in such Notice, Provider shall, upon written demand by AT&T, pay AT&T the sum of * in liquidated damages, which shall not be a penalty, for each full month in which such Content is not
delivered up to a maximum aggregate amount of              *                   .
In addition, if Provider does not deliver to AT&T any Content whatsoever prior to January 1, 1997 (assuming delivery of such Content is required pursuant to the Delivery Schedule), Provider shall, upon written demand by AT&T, pay AT&T an
additional  sum  of       *          in liquidated damages, which shall not be a
penalty. The foregoing notwithstanding, Provider shall not be required to pay any liquidated damages pursuant to this Section C to the extent Provider's failure to deliver Content results from any action or omission by AT&T or any AT&T Affiliate.


         D. AT&T Service Functions

         Subject to Section 14 of the Standard Terms, AT&T shall:

         (a) Use reasonable efforts to establish, maintain and operate the Health and Wellness Service and AT&T Service at its expense pursuant to the terms of this Agreement;

         (b) Host content on servers and provide specifications, and support for providers to transport their content to the AT&T Service; including the maintenance of file or storage space reasonably sufficient to store current Content made available by Provider for a reasonable time consistent with commercially prudent operation of the AT&T Service, provided AT&T shall not be obligated to archive Content that has been updated, replaced or becomes obsolete;

         (c) Provide such development and authoring tools and such other AT&T Software (including any updates, upgrades and enhancements of such) as AT&T determines in its sole discretion to make generally available to Anchor Brand Content Providers (subject to Section 2(b) of the Standard Terms) for the purpose of allowing Provider to design, develop, launch, test and implement its Content on the AT&T Service;

         (d) Provide such training as AT&T determines in its sole discretion to make generally available to Anchor Brand Content Providers , subject to Section 2(d) of the Standard Terms, on terms that are at least as favorable as the terms generally available to other Anchor Brand Content Providers;

         (e) Provide network access to the AT&T Service via AT&T WorldNet Service or such other Internet access service as may be offered by AT&T, as well as general access to users from other Internet access providers;

         (f) Provide various operational features for a competitive on-line service which may include Information access, on-line communications and applications, file copy services, electronic shopping capabilities, E-Mail, chat forums, bulletin boards, and Internet standard security for transactions and user data input, all subject to AT&T's right to determine, in its sole discretion, the features that will be available with the AT&T Service and the date of availability;

         (g) Provide customer care, including the following functions:

                  (i)      Delineate   and    promulgate   all   Customer   Care
                           Guidelines,

                  (ii) Develop and maintain the Subscriber registration process,

                  (iii) Develop and perform all general billing functions, including collection of usage data, generation of billing statements and management of billing inquiries,

                  (iv) Provide support for customer questions, including managing customer inquiries relating to content and referring inquiries to content providers when appropriate,

                  (v)      Monitor and maintain system performance, and

                  (vi)     Develop and perform quality control functions; and

         (h)      *


         E. Advertising.

         AT&T shall have the right to enter into agreements with advertising sales agencies which grant them the right to sell advertising on the AT&T Service, including advertising for inclusion in any page or screen which includes the Content. AT&T or any such advertising sales agency engaged by AT&T shall be entitled to obtain advertisements for inclusion on any screen which contains Provider's Content, provided such advertisements: (i) shall comply with the AT&T Advertising Standards and Provider Advertising Standards; (ii) shall not be juxtaposed with or appear to be part of the Content; and (iii) shall make no statement to the effect or which implies that Provider, any Provider Brand or any owner or creator of the Content certifies, endorses or guarantees the AT&T Service, any segment thereof, any other provider of content or service or any other service or product.

                                *

         F. Electronic Commerce on the Network

         Subject to Section D of this Agreement and Section 14 of the Standard Terms, Provider may offer products and/or services for sale on the AT&T Service, provided that: (i) the Provider complies in all material respects with the Customer Care Guidelines, and (ii) such offers are approved in advance by AT&T, which approval shall not be unreasonably withheld. In the event an offer is not rejected by AT&T within ten (10) business days after it is presented to AT&T by Provider for approval it will be deemed approved. In addition once an offer is approved, such approval shall apply to subsequent offers of product(s) and service(s) that are substantially similar. AT&T shall have responsibility for providing Electronic Commerce Operations with respect to the sale of any products or services pursuant to this Section F (consistent with technical capabilities of an Internet based on-line service) at a standard consistent with AT&T's customer care practices.


         G. Third Party Content

            *


         H. Revenue Sharing and Payment.

         (a)     *

         (b) Chat, Chat Forums and Hosted Bulletin Boards. AT&T shall receive 100% of the Net User Revenues derived from chat, chat forums and hosted bulletin boards which are not sponsored by Provider, Provider Brands or third party Sponsors provided by Provider. If and when chat, chat forums and hosted bulletin boards become available as part of the Health and Wellness Service, Provider, Provider Brands and third party Sponsors provided by Provider will be permitted to host chat forums and bulletin boards pursuant to the practices, procedures and guidelines reasonably established by AT&T. AT&T will receive * and the Provider shall receive * of the Net User Revenues (after the deduction of any applicable agency commissions and transport/access charges) derived from chat forums and bulletin boards hosted by Provider, Provider Brands or third-party Sponsors provided by Provider.

         (c) Content Downloading. AT&T shall receive * and the Provider shall receive * of all revenues derived from charges to Subscribers for the
Downloading  of  Content  (other  than  (i)  the  Content   Downloading  charges
established by Provider, and (ii) Adjusted Transaction Revenues in connection with Provider Transactions).

         (d) Sponsorship Revenues and Advertising Fees.

                  (i) Prior to 1997 or until Six Months after the general availability of the Health and Wellness Service to Subscribers
         (whichever is later): Provider shall receive * of the Advertising Fees and Sponsorship Revenues derived from advertising and Sponsorship located on the screens and pages furnished by Provider.

                  (ii) Beginning January 1, 1997 or after the expiration of Six Months after the general availability of the Health and Wellness Service to Subscribers (whichever is later): AT&T shall receive * of the Advertising Fees and Sponsorship Revenues generated from the Health and Wellness Service or other AT&T Service which are derived from advertising and Sponsorship not located on the screens and pages furnished by Provider. AT&T shall receive * and Provider shall receive * of Advertising Fees and Sponsorship Revenues derived from advertising and Sponsorship located on the screens and pages furnished by Provider.

                  (e) Electronic Commerce Fees. AT&T shall receive (i) * of the Adjusted Transaction Revenues derived from Provider Transactions transacted by electronic delivery (that is, by Downloading) from the Health and Wellness Service or other AT&T Service (provided that in the event the Downloading does not reflect a legitimate electronic transaction but merely reflects the Downloading of Content in order to circumvent Content user fees, such revenues shall be allocated pursuant to Section H(a) or H(c) as appropriate); (ii) * of Adjusted Transaction Revenues derived from Provider Transactions where the Provider Transaction is in direct response to the offer on the AT&T Service, (e.g., mail, telephone, fax, electronic mail or any other means of direct response), but the transaction is not completed by electronic delivery from the AT&T Service, provided that AT&T shall also receive 100% of any shipping and handling charges reasonably established by AT&T for such transaction (provided that AT&T provides * of the Electronic Commerce Operations); (iii) * of Adjusted Transaction Revenues from the sale of any Derivative Product or Service in direct response to an offer on the AT&T Service (provided that AT&T provides * of the Electronic Commerce Operations), and (iv) * of Adjusted Transaction Revenues from the sale of any Derivative Product or Service, regardless of where or how sold, other than by direct response. In the event that AT&T does not provide * of the Electronic Commerce Operations, the parties will negotiate in good faith a reasonable downward adjustment to the amounts specified in items (ii) and (iii) above, based upon the cost of the operations not being performed by AT&T.

                  (f) Other Revenues.  AT&T shall receive  *  and Provider shall receive * of any other revenues, net of applicable agency commissions, charges, fees and taxes (other than taxes on net income), derived from exploitation of the Content on the AT&T Service which are not described elsewhere in Section H, excluding: (i) the payments made pursuant to Section B(d), (ii) the Revenue Target shortfall payments made pursuant to Subsection B(c)(i), and (iii) revenues from the sale of products or services by Provider that are not covered by Section H(e).

                  (g) Beta Testing. Notwithstanding any provision in this Section H, AT&T reserves the right not to charge any fees to Subscribers during any reasonable period of beta testing, as determined by AT&T in its reasonable discretion.


         I. Anchor Brand Content Provider

                    *

         J. Anchor Brand Council

                    *

         K. Marketing.

                  (a) Upon request by AT&T, Provider shall promptly furnish to AT&T, such camera-ready graphics, artwork and/or other materials now in existence or which come into existence during the Term, as Provider determines to furnish in its reasonable discretion, for the advertising and promotion of the Content, and its availability on the AT&T Service, to be used by AT&T and by third parties authorized by AT&T, solely for the purpose of advertising and/or promoting the AT&T Service; provided, however, that no change or modification can be made to such materials without Provider's prior approval, which approval shall not unreasonably be withheld, and further provided, that in the event such a request for approval is not rejected within ten (10) business days after submission to Provider, it will be deemed approved.

         AT&T shall promptly furnish to Provider such camera ready graphics, artwork and/or other materials now in existence or which come into existence which pertain (i) generically to the AT&T Service or to the Health and Wellness Service or (ii) to another segment of the AT&T Services if it has relevance to the Health and Wellness Service, and which it provides to other Content Providers for the purpose of advertising and promoting the Health and Wellness Service and/or the AT&T Service, to be used by Provider solely for the purpose of advertising and/or promoting the AT&T Service, the Health and Wellness Service or the content available on the AT&T Service. No change or modification can be made to such materials without AT&T's prior approval, which approval shall not be unreasonably withheld, provided that, in the event such a request for approval is not rejected within ten (10) business days after submission to AT&T, it will be deemed approved.

                  (b) Provided that the Health and Wellness Service is made generally available to Subscribers by AT&T, Provider shall actively promote and market the Content and its availability on the AT&T
         Service, as soon as reasonably practicable and after reasonable collaboration with AT&T. Provider shall secure and pay for, at its sole cost and expense, advertising, in any media, of the Content and its availability on the AT&T Service and shall mention the Health and Wellness Service or the AT&T Service in all such advertising, and in all media packaging of Derivative Products. Provider may determine in its discretion the amount of advertising and the allocation of advertising among different media. Upon AT&T's request, Provider shall furnish AT&T with a description of its advertising program no more often than once every six months during the Term. The content of all such advertising shall be subject to the prior written approval of AT&T, which shall not be unreasonably withheld. No advertising or any promotion shall make any use of AT&T's name or logo, or the name or logo of the AT&T Service or any segment thereof, or any other property of AT&T, without AT&T's prior written approval, provided, however, that approval to use the name of the AT&T Service and/or the Health and Wellness Service shall not be unreasonably withheld. If AT&T does not reject any advertising or promotional content or materials within ten
         (10) business days after it has been submitted to AT&T by Provider for approval, such advertising or promotional content or materials shall be deemed approved.

         If AT&T shall approve any advertising or promotion or the use of the name or logo of the AT&T Service or any segment thereof, Provider shall not be required to secure additional approval from AT&T in connection with future advertising, promotion and use that is substantially similar to that which has been approved, provided that Provider shall use reasonable efforts to furnish AT&T with copies of all such advertising prior to their appearance in any media or through any retail or other public presentation.

                  (c)    *

                  (d) AT&T will consult with Provider concerning co-marketing opportunities for the Health and Wellness Service and Provider's Content as well as the organization, direction and other aspects of the AT&T Service. In addition, subject to Section K(e) below, AT&T will include references to Provider and Provider Trademarks in advertising that includes the names of other Anchor Content Providers of the Health and Wellness Service.

                  (e) If AT&T, in its discretion, elects to create and use marketing materials which mention the Content and/or the Provider Trademarks (other than any marketing materials in which the Provider Trademarks appear in whole or in part in a list of content providers on the AT&T Service), AT&T shall furnish Provider an opportunity to review and approve such materials prior to their initial publication or distribution, which approval shall not be unreasonably withheld. If such materials have been approved by Provider, AT&T shall have the right to create, publish and distribute, without additional approval, subsequent marketing materials which mention Provider, the Content and/or the Provider Trademarks in a substantially similar manner, provided that AT&T shall use reasonable efforts to furnish Provider with copies of all such marketing materials prior to their appearance in any media or through any retail or other public presentation. If Provider does not reject marketing materials within ten (10) business days after it has been submitted to Provider by AT&T for approval, it shall be deemed approved.

                  (f) The Provider hereby agrees to use reasonable commercial efforts to cause the Provider Brands to provide advertising and promotional support for the Health and Wellness Service and the Content

                  (g) Provider and AT&T will consult with each other concerning co-marketing activities with the Provider Brands.


         L. Non-Solicitation

         AT&T agrees that, during the Exclusivity Period, it shall not directly or indirectly solicit or enter into any negotiations or agreements with the Provider Brands concerning the possibility of such Provider Brands providing content for the AT&T Service other than through Provider. Provider agrees that during the Exclusivity Period, it shall not directly or indirectly (i) provide any health and wellness content for use on an on-line service, or (ii) solicit or enter into any negotiations or agreement with any on-line service provider concerning the possibility of providing health and wellness related content for such service (excluding a Private Label Service as defined in Exhibit 12).


         M. Subscriber Information

         At Provider's request, AT&T will provide Provider, without charge, with information ("General Profile Information"), as determined by AT&T in its reasonable discretion, that describes the habits, usage patterns and/or demographics of Subscribers as a group, subgroup or a class of Subscribers. Information identifying the name or address (electronic or physical) of a Subscriber ("Individual Subscriber Information") will be provided to Provider, without charge, to the extent readily available, solely in connection with Provider Transactions and solely for Provider's internal use in connection with product or service registration, accounting, research and marketing. At AT&T's discretion, Individual Subscriber Information may be provided to Provider, without charge, solely for the purpose of enabling Provider to design, implement or create a marketing program whereby Provider makes a special offer or communication relative to its products and/or services to a targeted group of Subscribers, provided the provisions of Section K are met and subject to each individual Subscriber's right to elect not to receive any such offers or communications.

Individual Subscriber Information related to Provider Transactions which is collected by AT&T shall be Confidential Information as defined in, and pursuant to the provisions of Section 10 of the Standard Terms. In addition, AT&T will not disclose any General Profile Information or Individual Subscriber Information which is derogatory to or critical of Provider or any officer, director, agent or employee of Provider.

General Profile Information shall not be used by Provider except in connection with providing Content for the AT&T Service or in connection with products for which AT&T derives revenues pursuant to Section H, except that Provider may disclose such Information, pursuant to appropriate nondisclosure agreements, to potential advertisers, Provider Brands, and Sponsors for the purpose of soliciting advertising, additional Content and Sponsorship for the AT&T Service. All other information provided by AT&T to Provider pursuant to this Section M shall be solely for the use of Provider pursuant to the terms of this Section M and shall not be disclosed by Provider to any person or entity which could reasonably be construed as being a competitor of the AT&T Service or other AT&T telecommunications services.


         N. CD-ROMs, Books, and Derivative Products

                  (a) Provider agrees to make available to AT&T all Health and Wellness titles it produces in CD-ROM format, book format or other published format. AT&T will use the CD ROMs (and may use the books and other publications) as part of its marketing program to promote the Health and Wellness Service; provided that AT&T shall have no obligation to include in its marketing programs any such CD-ROM products which contain a browser other than or in addition to the Internet Browser Software (as defined in Section 2(c)) licensed to Provider pursuant to this Agreement.

                  (b) The price for CD ROMs, books and Derivative  Products used
         for  promotional  purposes  will  be           *

                  (c) The price for CD ROMs, books and Derivative Products used with AT&T's marketing programs and retail channels, (e.g., phone
         centers,  retail outlets,  etc.) will be         *

                  (d) AT&T may elect in its sole discretion to use the CD ROMs, books and Derivative Products in any of its marketing programs including, without limitation:

                           (i) Distribution  through its phone center stores and
                  retail  outlets;  and/or

                           (ii) Distribution in connection with any direct marketing promotion by AT&T.


         O. Provider's Web Site

                  (a) Provider shall be permitted to create health and wellness programming and publish such programming (including Content) on its own web site prior to the launch of the Health and Wellness Service, provided that:

                           (i) all Content on Provider's web site is transferred
                  immediately and exclusively to the AT&T Service to be available by the General Availability Milestone for the Health and Wellness Service; and

                           (ii) Provider's web site is co-branded in a manner reasonably agreed upon by Provider and AT&T.

                  (b) After the launch of the Health and Wellness Service, Provider will have the right to create and/or maintain its own web site for any corporate purpose which is not competitive with the Health and Wellness Service, except Provider may provide technical support for the Content and promote and advertise the Content and the Health and Wellness Service on its web site.


         P. Option to Purchase Provider Shares

                  (a) The Provider hereby grants to AT&T the right to purchase common stock of the Provider pursuant to the following terms:

                           (i) During the period commencing on the date of execution of this Agreement and continuing until March 31, 1996, AT&T shall have the right (the "First Option"), upon written notice to the Provider given during such period of time, to purchase on the First Option Date (as defined below), for the price of Ten Dollars ($10.00) per share, that number of shares of common stock of the Provider par value $.01 per share (the "Common Stock") which shall equal up to 10% of the issued and outstanding Common Stock of the Provider after taking into account the exercise of this First Option. The First Option Date shall mean the 10th day after the notice pursuant to this Section P(a)(i) is deemed to be given.

                           (ii) During the period commencing on April 1, 1996 and continuing until March 31, 1997, AT&T shall have the right (the "Second Option"), upon written notice to Provider given during such period of time to make an additional purchase on the Second Option Date (as defined below), for the price of Fourteen Dollars ($14.00) per share, that number of shares of Common Stock which together with Common Stock purchased on the First Option Date, regardless if held at that time, shall equal up to 20% of the authorized, issued and outstanding Common Stock, after taking into account the exercise of this Second Option. The Second Option Date shall mean the 10th day after the notice pursuant to this Section P(a)(ii) is deemed to be given.

                  Notwithstanding anything to the contrary in this Section P(a), the First Option and the Second Option shall expire automatically upon the termination of the Exclusivity Period, for any reason, pursuant to the terms of this Agreement unless the notice given by Provider pursuant to Section B(c) of this Agreement expressly provides that such Options will remain in full force and effect.

                  (b) The exercise of the options set forth in Sections P(a)(i) and P(a)(ii) shall be effected pursuant to subscription agreements, the form of which is attached hereto as Exhibit 9. In the event that AT&T exercises either or both of its options pursuant to Sections P(a)(i) and P(a)(ii), and acquires and maintains a minimum of seven and one-half percent (7.5%) of the outstanding Common Stock on a fully diluted basis, then, during the Exclusivity Period only, Provider will use all reasonable efforts to support and recommend the election of one AT&T nominee to Provider's Board of Directors, including placing AT&T's nominee on the management's recommended list of nominees for Provider's Board of Directors in Provider's proxy statement . From the date of execution of this Agreement until the expiration of the options granted in Sections P(a)(i) and P(a)(ii) above, AT&T shall be permitted to conduct such due diligence investigations of the Provider and any of its subsidiaries as shall be reasonable for a company such as Provider.

                  (c) If AT&T exercises either the First Option or Second Option, in whole or in part, it shall be accorded certain registration rights pursuant to the Registration Rights Agreement attached hereto as
         Exhibit 10.

                  (d) If Provider plans to register any of its Common Stock pursuant to the Securities Act of 1933, as amended, or any similar or successor statute, at any time while AT&T has outstanding and unexercised options to purchase Provider's Common Stock pursuant to Section P, Provider agrees to give AT&T written notice of its planned registration at least thirty (30) days prior to the effective date of such registration. AT&T acknowledges and agrees that neither (i) the failure by Provider to deliver to AT&T the notice described in this Section P(d) nor (ii) the failure by Provider (for any reason whatsoever) to file a registration statement in connection with, or otherwise follow through on any aspect of such planned registration (including, without limitation, registering any shares thereunder), shall, in either case, give rise to or result in any default by Provider under this Agreement or give rise to or result in any liability on the part of Provider to AT&T or any AT&T Affiliate; provided that, if Provider shall not register its shares after having notified AT&T of a plan to do so pursuant to this Subsection P(d), AT&T shall have the right to cancel any exercise of its options pursuant to Subsection P(a) made after receipt of such notification by Provider. AT&T hereby acknowledges and is aware that it may receive certain material non-public information concerning Provider pursuant to this Subsection P(d) and that it will advise any of its officers, directors, employees, agents and representatives receiving any such information through AT&T that the United States securities laws prohibit any person who has received from an issuer material, non-public information concerning the matters which are the subject of this Agreement from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

                  (e) The purchase price of the shares of Common Stock for which an option may be exercised under this Section P, shall be subject to adjustment from time to time as set forth below.

         If at any time the Provider shall:

                           (i) subdivide its outstanding  shares of Common Stock
                  into a larger number of shares of such Common Stock; or

                           (ii) combine its  outstanding  shares of Common Stock
                  into a smaller number of shares of such common stock;

                  the option price to purchase shares of Common Stock shall be adjusted proportionately so that the total purchase price for all shares being purchased will equal the total purchase price that would have applied to acquire the same percentage of Provider's outstanding shares of Common Stock immediately prior to the event. The adjustments required by this Section P(e) shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  In case the Provider shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Provider), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (i) shares of Common Stock of the successor or acquiring corporation or of the Provider (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of common stock of the Provider who are holders immediately prior to such transaction (a "Restructuring Event"), then Provider shall notify AT&T at least thirty (30) days prior to such Restructuring Event and either (i) AT&T shall exercise its Options pursuant to this Section P prior to the occurrence of any such Restructuring Event, or (ii) such Options shall expire at the end of such thirty (30) day notice period.

                  (f) The rights granted to AT&T pursuant to this Section P are not assignable or transferable (directly or indirectly) by AT&T, other than to a United States entity which is an AT&T Affiliate.

         Q. Provider Content Plan.

         On or before September 30, of each year, Provider in consultation with AT&T, shall provide AT&T with a detailed content plan (the "Content Plan") for the following year with sufficient detail to assist AT&T in determining how to augment the other areas of the Health and Wellness Service. Provider's Content Plan shall be developed by Provider in consultation with AT&T and will provide reasonable detail of the types and areas of Content, associated timeframes for availability, types of (and to the extent known, specific) forums and speakers; and premium Content. Provider shall periodically review and update the Content Plan as appropriate to reflect the most comprehensive, accurate, and timely data available, and shall promptly provide AT&T with any updates to its Content Plan.

         R. Term.

         The initial term of this Agreement (the "Initial Term") shall commence on the date of this Agreement and shall continue for a period of four (4) years. After the Initial Term, this Agreement shall continue in effect for an additional term (the "Additional Term") of indefinite duration until terminated by either party upon at least one (1) year's prior written notice to the other party which notice may be given at any time following the third anniversary of this Agreement (the Initial Term and Additional Term together constituting the "Term" of this Agreement).


         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date set forth above.

AT&T CORP.                          IVI PUBLISHING, INC.



By:                                 By:

Title:                              Title:

Date:                               Date:

                                 STANDARD TERMS


         1. Content Standards.

         (a) Content Standards. AT&T hereby delegates to Provider sole control of the Content; and Provider shall manage, renew, create, delete, edit and otherwise control the editorial content of the Content, all subject to this Subsection (a). Provider agrees that the Content will comply in all material respects with the Content Editorial Standards. AT&T generally will not review the Content prior to uploading the Content onto the AT&T Service, except: (i) AT&T personnel may review the Content at the time of creation of a prototype design for display of the Content on the Service; and (ii) prior to the initiation of service, AT&T personnel may review the initial Content to ensure that the Content complies with the Content Editorial Standards.

         (b) Removal of Content. Without limitation of the foregoing, AT&T shall have the right to remove from the AT&T Service at any time, without prior notice to Provider, any portion of the Content that in AT&T's sole opinion does not comply in all material respects with the Content Editorial Standards or which in AT&T's sole judgment is otherwise objectionable. AT&T shall use reasonable efforts to notify Provider promptly following any removal of any Content from the AT&T Service which shall include an explanation of the reason for any such removal.

         (c) Viruses. In the event that any virus or destructive feature is found in or furnished with any Content, Provider will use its reasonable best efforts, upon learning that such situation exists, to immediately eliminate the virus or destructive feature. Provider shall notify AT&T as to the existence of any such virus or destructive feature immediately upon discovery thereof, and AT&T shall have the right (at the Provider's expense to the extent reasonably incurred ) to take any steps it deems necessary to eliminate the virus or destructive feature. Notwithstanding any provision of this Subsection (c), Provider shall not have any responsibility with respect to any virus which originates from software furnished to Provider by or on behalf of AT&T other than to notify AT&T of the existence of any such virus upon the discovery thereof.


         2. Software License, Training.

         (a) The AT&T Software. AT&T is the developer, owner or licensee of software development tools and/or utilities which allow for the creation, delivery, editing, manipulation and configuration of the Content as it will appear on the AT&T Service including, without limitation, all applications programming interfaces, scripting language in which AT&T has intellectual property rights, all code written in any such scripting language (regardless of format, including source, object or executable) and other interfaces related thereto (collectively the "AT&T Software").

         (b) AT&T Software License. If AT&T requires Provider to use proprietary AT&T Software that is necessary to enable Provider to perform its duties hereunder and to monitor the AT&T Service , AT&T shall provide such proprietary AT&T Software to Provider free of charge for the limited purposes specified below in this Subsection 2(b). If AT&T requires Provider to use non-proprietary AT&T Software that is necessary to enable Provider to perform its duties hereunder and to monitor the AT&T Service, AT&T shall use its reasonable efforts to cause the licensor of such non-proprietary AT&T Software to grant to Provider a license to such Software, for the limited purposes specified below in this Subsection 2(b), on terms which shall be as favorable to Provider as the terms generally available to the other Anchor Brand Content Providers. AT&T in its sole discretion may also elect to make other AT&T Software available to Provider for the limited purposes specified below in this Subsection 2 (b). To the extent AT&T makes AT&T Software available to Provider, AT&T hereby grants Provider a nonexclusive, royalty free limited license to use such AT&T Software solely to
(i) develop a design for the Content on the AT&T Service (the "Content Design") and (ii) create, deliver, edit, manipulate, configure and test the Content for use on the AT&T Service. The Content Design will include introductory screens and organization of the Content. AT&T shall have the right to approve the Content Design prior to publication of the Content on the AT&T Service, which approval shall not be unreasonably withheld. A Content Design will be deemed approved if it is not rejected by AT&T within ten (10) days after it is submitted to AT&T for approval. The foregoing license shall terminate upon termination of this Agreement for any reason.

         (c) Internet Browser Software. AT&T shall grant to Provider a non-exclusive license to include AT&T's Internet browser software (the "Internet Browser Software") in products produced and/or marketed by the Provider if and only to the extent AT&T is permitted to grant such a license pursuant to the terms of the license agreement between AT&T and the licensor of such Internet Browser Software. During the Exclusivity Period, such a license shall be on a royalty free basis, provided , that if AT&T is required to pay a royalty to any unrelated third party for making or distributing copies of the Internet Browser Software (a "Copy Royalty"), Provider shall pay to AT&T an amount no greater than such Copy Royalty for the products containing copies thereof. AT&T's license from Netscape Communications Corporation with respect to the version which it is custom designing for AT&T currently does not contain a Copy Royalty charge. During the Exclusivity Period, if AT&T creates and/or owns its own Internet Browser Software it shall license such Software to Provider on a royalty free basis. Provider shall execute a Distribution Agreement, a form of which is attached hereto as Exhibit 13, prior to receiving the license for the Internet Browser Software from AT&T. THE INTERNET BROWSER SOFTWARE SHALL BE PROVIDED BY AT&T AS IS WITHOUT ANY REPRESENTATIONS OR WARRANTIES OR INDEMNITIES EXPRESSED OR IMPLIED INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND/OR USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE.

         (d) Training. If AT&T provides Provider with proprietary AT&T Software pursuant to the first sentence of Section 2(b) above, AT&T shall provide training with respect to such proprietary AT&T Software, to Provider personnel, free of charge, to the extent reasonably required as determined by AT&T in its reasonable discretion. In order to facilitate Provider's creation of the Content, AT&T, in its sole discretion, may elect to provide such further training to Provider personnel, in such manner and to such extent as AT&T deems appropriate. Such training may be conducted at no cost or at a charge to Provider, as determined by AT&T in its sole discretion. However, for all training provided by AT&T hereunder, Provider shall have sole responsibility for all travel, food and lodging expenses incurred by Provider personnel participating in the training.

         (e) Restrictions on Use. Provider shall not copy, decompile or reverse compile, reverse engineer or reverse assemble the AT&T Software or the Internet Browser Software without the express written consent of AT&T. Except as provided by this Subsection, Provider shall not permit any third party access to the AT&T Software. Provider shall not assign, transfer, sell, license, sublicense, or grant any rights to or interests in the AT&T Software or the Internet Browser Software to any other person or entity except with respect to a license to use the AT&T Software and Internet Browser Software as permitted by Sections 2(b) and 2(c) in connection with the sale of products or services . Access to the AT&T Software shall be restricted to employees and independent contractors of Provider under an obligation of confidentiality, who have a need to know in connection with the exercise of Provider's rights and the performance of Provider's obligations under this Agreement. Provider shall hold the AT&T Software in strict confidence in accordance with Section 10 below, using no less than reasonable care to protect AT&T's rights therein. Provider shall not, at any time, use or exploit or authorize any third party to use or exploit, any Content which embodies AT&T Software or which was created or developed using AT&T Software, except for use on the AT&T Service as herein provided except with respect to a license to use the AT&T Software and Internet Browser Software as permitted by Sections 2(b) and 2(c) in connection with the sale of products or services by Provider.

         (f) No Access. Except as may be required in order for Provider to perform its obligations hereunder, Provider shall have no access to the operating system software for the elements of the AT&T Service delivery system, including without limitation the server or server complex, consisting of hardware and operating system software used to store and deliver media elements for the AT&T Service and, all enhancements, modifications, additions, revisions and updates thereto.

         (g) Return of AT&T Software. Upon termination of this Agreement and/or the license granted in this Section 2, Provider shall promptly return to AT&T all copies of the AT&T Software, together with any notes, abstracts, summaries or other documentation relating thereto. Any computer entries, database entries or other recordations or manifestations of the AT&T Software which are not capable of being returned to AT&T shall promptly be destroyed, and Provider shall certify to AT&T that it has retained no copies of the AT&T Software or other materials relating thereto. Notwithstanding anything in this Subsection 2(g) Provider shall not be required to destroy any of its products manufactured prior to the termination of this Agreement which contain the Internet Browser Software or AT&T Software.

         3. Ownership.

         (a) Ownership of Provider Property. Except for the rights granted to AT&T hereunder, as between AT&T and Provider, Provider shall retain all right, title and interest in and to the Content and the Provider Trademarks including, without limitation, all associated rights under the laws of copyright, but specifically excluding any portion of the AT&T Software which may be included in the Content (together with any notes, abstracts, summaries and marketing, advertising or promotional materials with respect thereto delivered to AT&T, collectively, the "Provider Property"). AT&T agrees not to challenge the validity of Provider's ownership of the Provider Property. AT&T shall not alter or delete any copyright notices or trademarks included in the Content or in any other materials provided by Provider to AT&T hereunder. Upon termination of this Agreement, AT&T shall promptly return to Provider the Provider Property. Any computer entries, data base entries or other recordations or manifestations of the Provider Property shall promptly be destroyed and AT&T shall certify to Provider that it has retained no copies of the Provider Property.

         (b) Ownership of the AT&T Software. Except for the rights licensed to Provider pursuant to Subsection 2(b)of the Standard Terms, as between Provider and AT&T, AT&T shall own all right, title and interest in and to the AT&T Software including, without limitation, all associated rights under the laws of copyright, trademarks and patents. Provider shall not challenge AT&T's ownership of the AT&T Software. Provider shall not alter or delete any copyright notices or trademarks included in the AT&T Software or the documentation for the AT&T Software provided by AT&T.


         4. Provider Trademark Graphics.

         Upon AT&T's reasonable request, Provider shall promptly furnish to AT&T camera-ready black and white and full color representations of any and all logos which incorporate the Provider Trademarks, for AT&T's use consistent with the terms hereof.


         5. Payments.

         (a) Calculation of Payments. AT&T shall pay to Provider such amounts computed and determined in accordance with the terms of the Agreement, and Provider shall pay to AT&T such amounts computed and determined in accordance with the terms of the Agreement.

         (b) Accounting.

                  (i) AT&T shall compute the amounts payable to Provider for each calendar month in which the Content is available to Subscribers on the AT&T Service (an "Accounting Period") within forty-five (45) days following the end of such month and shall furnish Provider with an accounting statement with respect thereto. In the event AT&T generally adopts an Accounting Period for the AT&T Service which is different than monthly, AT&T shall have the right to account to Provider on such other basis, provided that actual or estimated payments are made on a monthly basis. Payments, if due, shall be paid together with the rendering of the accounting statement. If AT&T makes any overpayment to Provider, Provider will reimburse AT&T for it; AT&T shall also have the right to deduct such overpayment from any payments due or becoming due to Provider.

                  (ii) Provider shall compute the amounts payable to AT&T for each Accounting Period within forty-five (45) days following the end of such Accounting Period and shall furnish AT&T with an accounting statement with respect thereto. Payments, if due, shall be paid together with the rendering of the accounting statement. If Provider makes any overpayment to AT&T, AT&T will reimburse Provider for it; Provider shall also have the right to deduct such overpayment from any payments due or becoming due to AT&T.

                  (iii) All payments hereunder shall be payable in U.S. Dollars. Foreign Revenues paid in foreign currency shall be converted to U.S. Dollars as of the last business day of the Accounting Period prior to allocation between AT&T and Provider at the rate published in the Wall Street Journal's New York City edition dated on such date or, if not so published, at a mutually agreed upon rate.

         (c) Inspection of Books and Records by Provider. Not more frequently than once during each calendar year, upon reasonable advance notice and during normal business hours, Provider shall have the right to appoint, at Provider's sole cost, an independent certified public accountant reasonably acceptable to AT&T to inspect AT&T's books and records, at the place where AT&T keeps such books and records, for the sole purpose of verifying the accuracy of AT&T's calculation of the payments due hereunder. Provider may make such an examination for a particular statement only once upon reasonable advance written notice, and only within one (1) year after the date that statement was rendered to Provider. Provider will not be entitled to examine any records that do not relate specifically to the payments due hereunder and in no event shall Provider have the right to inspect statements or information pertaining to other AT&T Service content providers other than records which relate to the computation or determination of the payments due Provider hereunder. Absent claims of fraud, any statement rendered to Provider by AT&T hereunder shall be deemed binding and conclusive and Provider shall be forever barred from raising any claim in connection therewith if AT&T does not receive specific written objection with respect thereto within eighteen (18) months from the date such statement was rendered to Provider, or if no arbitration is commenced within the six (6) month period following the date of such timely written objection.

         (d) Inspection of Books and Records by AT&T. Not more frequently than once during each calendar year, upon reasonable advance notice and during normal business hours, AT&T shall have the right to appoint, at AT&T's sole cost, an independent certified public accountant reasonably acceptable to Provider to inspect Provider's books and records, at the place where Provider keeps such books and records, for the sole purpose of verifying the accuracy of Provider's calculation of the payments due hereunder. AT&T may make such an examination for a particular statement only once upon reasonable advance written notice, and only within one (1) year after the date that statement was rendered to AT&T. AT&T will not be entitled to examine any records that do not relate specifically to the payments due hereunder or to the calculation of Provider Revenues. Absent claims of fraud, any statement rendered to AT&T by Provider hereunder shall be deemed binding and conclusive and AT&T shall be forever barred from raising any claim in connection therewith if Provider does not receive specific written objection with respect thereto within eighteen (18) months from the date such statement was rendered to AT&T or if no arbitration is commenced within the six
(6) month period following the date of such timely written objection.


         6. Representations and Warranties by Provider.

To induce AT&T to enter into this Agreement, Provider warrants and represents to AT&T that:

         (a) Corporate Status. Provider is a corporation in good standing and formed under the laws of the state identified in the first introductory paragraph of this Agreement, and Provider has the full right, power and authority to enter into this Agreement and to grant the rights herein granted.

         (b) No Conflicting Obligations. The performance by Provider pursuant to this Agreement and/or the rights herein granted to AT&T will not conflict with or result in a breach or violation of any of the terms or provisions, or constitute a default under any organizational instruments of Provider, or any agreement to which Provider is a party or to which it is bound.

         (c) Compliance with Laws and Regulations.           *

         (d)  Content  Editorial  Standards.             *

         (e) No  Infringement.             *

         (f) Viruses.            *

         (g) Copyright Protection.          *

         (h) Safety.            *

         (i) Rejection of Mayo Materials. Provider shall not refuse or be deemed to have refused for on-line publication (other than for a valid business reason as determined by the senior management of Provider in good faith, provided that, any additional payment or other consideration to be received by Provider for such refusal shall not constitute a valid business reason for purposes of this Subsection) any offer from the Mayo Foundation for Medical Education and Research ("Mayo") of materials or title ideas for electronic publication pursuant to the terms set forth in Section 2.1 of the 1994 License, Development and Marketing Agreement between Mayo and Provider dated September 27, 1994 (the "1994 Mayo Agreement").

         (j) Mayo Platform Selection. Provider shall include in any business plan for any of the titles governed by the Electronic Publishing License, Development and Marketing Agreement, dated as of April 28, 1993 between Mayo and Provider (the "1993 Mayo Agreement") the selection of on-line publishing as a platform for publication of such title.

         (k) No Assignment of AHN Agreement. Without the express written consent of AT&T, which shall not be unreasonably withheld, Provider shall not consent to any assignment of the rights and/or obligations of America's Health Network ("AHN") pursuant to the Agreement between America's Health Network, Inc. and IVI Publishing, Inc. dated May 25, 1995 (the "AHN Agreement"), except with respect to a good faith assignment to an affiliate of AHN in connection with a reorganization or restructuring of the business of AHN.

         (l) Breach of Provider License Agreements. Provider shall not knowingly commit a material breach of the 1994 Mayo Agreement or the 1993 Mayo Agreement, nor will it knowingly take any other action which would reasonably be expected to give rise to an early termination of any of such Agreements pursuant to the terms thereof.


         7. Representations and Warranties by AT&T.

         To induce Provider to enter into this Agreement, AT&T represents and warrants to Provider that:

         (a) Corporate Status. AT&T is a corporation in good standing and formed under the laws of the State of New York, and AT&T has the full right, power and authority to enter into this Agreement and to grant the rights herein granted.

         (b) No Conflicting Obligations. The performance by AT&T pursuant to this Agreement and/or the rights herein granted to Provider will not conflict with or result in a breach or violation of any of the terms or provisions, or constitute a default under any organizational instruments of AT&T or any AT&T Affiliate or any agreement to which AT&T or any AT&T Affiliate is a party or to which it is bound.

         (c) Right to License.            *

         (d)  Compliance  with Laws and  Regulations.      *


         8. Exclusions and Limitations.

         (a) AT&T Exclusion of Warranties.       *

         (b) Provider  Exclusion Of  Warranties.      *

         (c)  Limitation  of  Liability.       *

         (d) Disclaimers. AT&T shall provide in its agreement with Subscribers a disclaimer of warranties, representations and liabilities of AT&T and Provider which shall be subject to the approval of Provider, not to be unreasonably withheld. Provider may provide on its Content screens and pages a disclaimer of warranties, representation and liabilities of Provider and AT&T which shall be subject to the approval of AT&T, not to be unreasonably withheld.

         9. Indemnification; Insurance.

         (a) Provider  Indemnity.        *

         (b) AT&T Indemnity.            *

         (c) Claims. The obligations and liabilities of the indemnifying persons hereunder with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

                  (i) The indemnified person ("Deliverer") shall give prompt written notice ("Claim Notice") to the indemnifying person ("Recipient") of any assertion of liability by a third party which might give rise to a claim by the Deliverer against the Recipient based on the indemnity agreements contained in this Section 9, stating the nature and basis of said assertion and the amount thereof, to the extent known.

                  (ii) If the Recipient does not notify the Deliverer within thirty (30) days after delivery of the Claims Notice of the Recipient's disagreement regarding said claim and/or the amount of the indemnity, Recipient shall pay to Deliverer the amount of such claim within forty-five (45) days after the Claims Notice if the amount of such claim is known, and otherwise within ten (10) days after the amount of such claim becomes known.

                  (iii) If the Recipient notifies the Deliverer within ten (10) days after delivery of the Claims Notice of Recipient's disagreement regarding said claim and/or the amount of the indemnity, Recipient and Deliverer shall have thirty (30) days after delivery of such notification by Recipient to reach an agreement regarding said claim and/or the indemnity amount. If Recipient and Deliverer cannot so agree within such thirty (30) day period, Deliverer and Recipient shall submit such dispute to arbitration pursuant to Section 15(c), hereof.

                  (iv) In the event any action, suit or proceeding is brought against the Deliverer, with respect to which the Recipient may have liability under the indemnity agreements contained in this Section 9, the Recipient shall have the right, upon the written agreement of the Recipient that it is obligated to indemnify under the indemnity agreements contained in this Section 9, to assume the defense thereof (including all proceedings on appeal or for review which counsel for the defendant shall deem appropriate). The Deliverer shall have the right to employ their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Deliverer unless (x) the employment of such counsel shall have been authorized by the Recipient in connection with the defense of such action, suit or proceeding, (y) the Recipient shall not have agreed, promptly after the Claims Notice, that they are obligated to indemnify under the indemnity agreements contained in this Section 9 or (z) such Deliverer shall have reasonably concluded that (a) such action, suit or proceeding involves to a significant extent matters beyond the scope of the indemnity agreements contained in this Section 9, or (b) there may be defenses available to it (or them) which are different from, additional to or in conflict with those available to the Recipient, in any of which event the Recipient shall not have the right to direct the defense of such action, suit or proceeding on behalf of the Deliverer and that portion of such fees and expenses reasonably related to matters covered by the indemnity agreements contained in this Section 9 shall be borne by the Recipient; provided, however, that in the case of clause (b) above, the fees of such counsel shall be paid by the Recipient only to the extent they relate to such different or additional defenses. The Deliverer shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not they are so represented. The Recipient shall make available to the Deliverer and their attorneys and accountants all books and records of the Recipient relating to such proceedings or litigation and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding. If the Recipient elects not to assume the defense of such claim, the Deliverer shall be entitled to assume such defense and the Recipient shall reimburse the Deliverer for all reasonable costs in connection therewith.

         (d) Approval Over Settlement. Neither party shall have the right to settle any claim, action or proceeding for which it seeks indemnification hereunder without the consent of the other party (which consent shall not be unreasonably withheld); provided however that a party shall not have the right of consent over such settlement unless it has fulfilled its indemnity obligations under this Section 9.

         (e) Insurance. Provider has obtained and shall maintain during the Term hereof, errors and omissions insurance with respect to its business activities and responsibilities hereunder with a reputable insurer reasonably acceptable to AT&T, naming AT&T as an additional named insured. Such errors and omissions
insurance  shall  have  total  limits  of not less  than     *
           *   and shall have a deductible of not more than      *
Dollars * . Such policy shall provide that such insurance shall be primary, and that no insurance that may be maintained by AT&T shall be deemed contributory in any way. Such policy shall be non-cancelable except after thirty
(30) days prior written notice to AT&T. Provider shall furnish AT&T with a copy of such policy within thirty (30) days after execution of this Agreement and, to the extent such insurance must be renewed, shall furnish AT&T with proof of renewal annually thereafter, at least thirty (30) days prior to the termination date of coverage in the absence of renewal. Failure of Provider to obtain and maintain such insurance coverage shall be a material breach of this Agreement.

         10. Confidentiality; Press Releases.

         (a) Non-Disclosure Agreement. The parties agree and acknowledge that, as a result of negotiating and entering into this Agreement, each party will have access to certain of the other party's Confidential Information (as defined below). Each party also understands and agrees that misuse and/or disclosure of that information could adversely affect the other party's business. Accordingly, the parties agree that, during the Term of this Agreement and thereafter, neither party shall use or disclose to anyone any of the other party's Confidential Information. Notwithstanding the foregoing, it shall not be a breach of this Agreement for either party to disclose Confidential Information of the other party if compelled to do so under law, in a judicial or other governmental investigation or proceeding, provided the other party has been given prior notice and the disclosing party has sought all available safeguards (including, without limitation, good faith efforts to obtain a protective order satisfactory to the other party) against widespread dissemination prior to such disclosure.

         (b) Confidential Information Defined. As used in this Agreement, the term "Confidential Information" refers to: (i) the terms and conditions of this Agreement; (ii) the computer software or other proprietary computer system components used by AT&T in connection with the AT&T Service; (iii) each party's trade secrets, business plans, strategies, methods and/or practices; and (iv) other information relating to either party that is not generally known to the public, including information about either party's personnel, products (including the AT&T Service), customers, marketing strategies, services or future business plans. Notwithstanding the foregoing, the term Confidential Information specifically excludes (i) information that is now in the public domain or subsequently enters the public domain by publication or otherwise through no action or fault of the other party; (ii) information that is known to a party without restriction, prior to receipt from the other party under this Agreement, from its own independent sources as evidenced by such party's written records, and which was not acquired, directly or indirectly, from the other party; (iii) information that either party receives from any third party having a legal right to disclose such information, and not under any obligation to keep such information confidential; and (iv) information independently developed by either party's employees or agents provided that either party can show that those same employees or agents had no access to the Confidential Information received hereunder.

         (c) Press Releases. AT&T and Provider shall jointly prepare press releases concerning the existence of this Agreement and the terms hereof. Otherwise, no public statements inconsistent with previously authorized and released press releases concerning the existence or terms of this Agreement shall be made or released to any medium except with the prior approval of AT&T and Provider or as required by law.


         11. Suspension Due to Force Majeure.

         Neither party shall be liable to the other for any breach of or failure to comply with the terms of this Agreement, owing to an "Event of Force Majeure". An "Event of Force Majeure" shall be deemed to occur at any time either party is unable to perform its material obligations hereunder because of circumstances beyond its control, including without limitation, acts of God, fires, floods, wars, civil disturbances, sabotage, accidents, labor disputes, governmental actions, unavailability of transportation and/or unavailability of or delays in transmission beyond the reasonable control of the parties to this Agreement. Each party shall give prompt notice to the other party of any discovery of an Event of Force Majeure.


         12. Protection of Copyrights and Trademarks.

         (a) Each party will use the appropriate trademark, product descriptor and trademark symbol (either "(TM)" or "(R)"), and clearly indicate ownership of the AT&T trademarks and Provider Trademarks whenever first mentioned in any Content, advertisement, brochure or other material in connection with this Agreement. Neither party will use any name or trademark that infringes the other party's trademarks, trade names and/or product names. The Content shall contain a copyright notice that shall be consistent with the provisions of Sections 401(b) and (c) of the Copyright Law of the United States.

         (b) The parties shall promptly notify each other of all infringements or violations by third parties of any of the parties' respective rights in and to any of the Content, AT&T Software or trademarks associated with the Content or AT&T Service which come to a party's attention. The parties shall consult with respect to how to respond to each infringement or violation relating thereto.

         (c)  The  parties  will   coordinate   any  efforts  to  prosecute  any
infringement or violation of the Content and the Provider Trademarks consistent with Provider's obligations under other agreements with Provider Affiliates


         13. Termination.

         Notwithstanding the expiration or termination of this Agreement for any reason, the parties' obligations set forth in Sections 3, 5, 6, 7, 8, 9, 10, and 15 hereof will survive such expiration or termination and remain in full force and effect. This Agreement may be terminated as follows:

         (a) By Notice. By AT&T or Provider, after the expiration of the Initial Term, by giving written notice in accordance with Section R of the Agreement.

         (b) Adversary Claim. By AT&T (i) in the event of any claim, suit or other legal or administrative action against AT&T by any third party arising out of AT&T's use of the Content consistent with the terms of this Agreement, which
claim,  suit or other action is not  dismissed  within         *
days of service  of process  upon AT&T;  or (ii) upon     *                prior
written notice in the event of service upon AT&T of any writ or order enjoining or prohibiting AT&T's continued use of a substantial portion of the Content consistent with the terms of this Agreement in the event that such writ or order
is not  dismissed  within    *         days after  service  upon AT&T,  or (iii)
immediately upon service upon AT&T of any writ or order enjoining or prohibiting AT&T from providing the AT&T Service or Health and Wellness Service.

         (c) Bankruptcy; Insolvency. Immediately by either party if the other party shall: (i) admit in writing an inability to pay its debts as they come due or fail to pay its debts as they become due, or (ii) commence a case under any chapter of Title 11 of the United States Bankruptcy Code ("Bankruptcy Code"); or
(iii) have commenced  against it an involuntary  case under the Bankruptcy Code, which case is not dismissed within sixty (60) days from the date of commencement; or (iv) consent to or suffer the appointment of a custodian, receiver, or trustee for all or a major part of its property; or (v) make an assignment for the benefit of its creditors or consent to the entry of a court order under any law ordering the winding up or liquidation of its affairs, or suffer the entry of such an order, such termination shall not relieve the party in proceedings from liability for the performance of its obligations arising prior to such termination and shall be in addition to all other rights and remedies the terminating party may have available to it under this Agreement or at law or in equity.

         (d)  Non-Exploitation  on AT&T  Service By Provider.  By  Provider,  by
giving no less than    *              prior written notice (the "Notice Period")
to AT&T in the event of any of the following:

                  (i) the Health and  Wellness  Service is not  established  and
         generally  available  to  Subscribers  on or before    *            and
         thereafter;

                  (ii) a  substantial  portion of the  Content is not  generally
         available  to  Subscribers  on the AT&T  Service on or before     *
              and thereafter, provided such Content is delivered to AT&T by Provider in accordance with the requirements of the Agreement, and provided further that the Agreement may not be terminated if, within the Notice Period, AT&T makes a substantial portion of the Content available on the AT&T Service and such Content remains generally
         available  on a  consistent  basis  for a  minimum  period of   *  ;

                  (iii) Electronic Commerce Operations are not generally available to Provider and Subscribers on the Health and Wellness
         Service by  *             and thereafter (other than for the conduct of
         system maintenance and operational repairs for reasonable periods);

                  (iv) chat, chat forum and bulletin board capabilities are not generally available on or through the Health and Wellness Service by March 31, 1997 and thereafter (other than for the conduct of system maintenance and operational repairs for reasonable periods);

                  (v) after     *              ,  a  substantial  portion of the
         Content is not generally  available to  Subscribers on the AT&T Service
         for more than             *                   ,  or for a total of more
         than    *        during any           *           period,  unless the
         unavailability of such Content on the AT&T Service is the result of (1) a good, valid and verifiable technical reason; (2) a reasonable concern on the part of counsel to AT&T that such Content infringes upon rights of a third party; (3) a reasonable concern that the availability of such Content on the AT&T Service could violate some applicable domestic or foreign law which violation could, in the reasonable opinion of AT&T's counsel, have a material adverse effect on the Health and Wellness Service, the AT&T Service or AT&T; (4) the Content not complying in all material respects with the Content Editorial Standards; (5) an Event of Force Majeure; or (6) such Content not being delivered to AT&T in material compliance with the requirements of the Agreement.


         (e) Material Breach: By AT&T or Provider if the other party is in material breach of its material obligations under this Agreement and such
material  breach is not cured  within  (i)    *           days with  respect  to
non-payment of monies and (ii)    *             days for  non-monetary  breaches
following receipt of written notice of such material breach provided, however, that neither party shall be permitted to terminate this Agreement due to a failure of the other party to make any payment due hereunder, if such payment or the amount thereof is disputed in good faith by the other party, until any such dispute is resolved in accordance with this Agreement.

         (f) Written Consent. By mutual written consent of AT&T and Provider.

         14. No Obligation to Exploit.

         Although it is AT&T's current intention to establish and operate the Health and Wellness Service, nothing herein shall be construed as requiring AT&T to use or exploit the Content on the Health and Wellness Service or on any other AT&T Service in whole or in part at any time during the Term hereof or to establish or continue to operate the Health and Wellness Service or any other AT&T Service in any manner. Without limitation of the foregoing, AT&T reserves the right, subject to Section L of this Agreement, to exploit content which is the same or similar to the Content on the same, different and/or competing networks or services without payment to Provider. The sole remedy of Provider in the event AT&T does not use or exploit the Content shall be to terminate this Agreement in accordance with Section 13 or to terminate the Exclusivity Period in accordance with Section B(c) and, in either case, collect all sums which are then or become due and payable to Provider, pursuant to terms of this Agreement.

         15. General Provisions.

         (a) Relationship of the Parties. Provider and AT&T are independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture or agency relationship between Provider and AT&T. Neither Provider nor AT&T has any authority to enter into agreements of any kind on behalf of the other party.

         (b) Assignment; Binding Effect. Provider may not assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of AT&T. AT&T may, assign, sublicense, or otherwise transfer the rights licensed to AT&T under this Agreement (i) to any AT&T Affiliate which operates an AT&T Service and (ii) to any third party which owns and/or operates an AT&T Service outside the United States provided, however, that (x) AT&T provides prompt notice of such assignment to Provider, and (y) AT&T shall remain jointly and severally liable with the transferee for the performance of all such duties hereunder. Any purported assignment which is inconsistent with the foregoing shall be null and void.

         (c) Jurisdiction. This Agreement, its interpretation, performance or any breach thereof, shall be construed in accordance with, and all questions with respect thereto shall be determined by, the laws of the State of New York applicable to contracts entered into and wholly to be performed within said state. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Such Arbitration shall not be permitted to determine ownership of or rights in the Provider Trademarks, trademarks of AT&T and/or the AT&T Software.

         (d) Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

         (e) Notices. All notices, demands and other communications hereunder shall be in writing or by written telecommunications, and shall be deemed to have been duly given: (i) if mailed by certified mail, postage prepaid, on the date three (3) days from the date of mailing, (ii) if delivered by overnight courier, when received by the addressee, or (iii) if sent by confirmed telecommunication, one business day following receipt by the addressee at the addresses set forth below, or such other address as either party may specify in writing:

If to AT&T:
                              AT&T Corp.
                         400 Interpace Parkway
                         Parsippany, NJ 07054
             Attention: Caroline Vanderlip, Vice President
                       Fax Number: 908-221-6304

with a copy to:
                              AT&T Corp.
                         400 Interpace Parkway
                         Parsippany, NJ 07054
            Attention: Sanford Tannenbaum, General Attorney
                       Fax Number: 201-331-4615

If to Provider:

                         IVI Publishing, Inc.
                        7500 Flying Cloud Drive
                      Minneapolis, MN 55344-3739
  Attention: Perry L. Jurgens, Vice President - On-Line Services and
                           Technology Group
                       Fax Number: 612-996-6001
with copies to:

                         IVI Publishing, Inc.
                        7500 Flying Cloud Drive
                      Minneapolis, MN 55344-3739
                         Attention: President
                       Fax Number: 612-996-6001

and
                       Neal Gerber & Eisenberg.
                       Two North LaSalle Street
                              Suite 2200
                           Chicago, IL 60602
                     Attention: Michael A. Pucker
                       Fax Number: 312-269-1747


         (f) Severability. In the event any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the remaining provisions shall remain in full force and effect.

         (g) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         (h) Construction. In resolving any dispute or construing any provision hereunder, there shall be no presumptions made or inferences drawn (i) because the attorneys for one of the parties drafted the Agreement; (ii) because of the drafting history of the Agreement; or (iii) because of the inclusion of a provision not contained in a prior draft, or the deletion of a provision contained in a prior draft.

         (i) Section Headings. Section headings are for convenience only and are not a part of this Agreement and should not limit or otherwise effect the interpretation of any term or provision hereof.

         (j) Entire Agreement. This Agreement (including all Exhibits attached hereto which are incorporated herein by this reference) contains the entire understanding of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements between AT&T and Provider concerning the subject matter, and cannot be amended except by a writing signed by both parties. No party hereto has relied on any statement, representation or promise of any other party or of any officer, agent, employee or attorney for the other party in executing this Agreement except as expressly stated herein.

         (k) No Third Party Beneficiaries. The provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective permissible successors and assigns.

                                                                     Exhibit 1
                                                                   Page 1 of 1
                                    Exhibit 1

                           AT&T Advertising Standards


The initial  version of the AT&T  Advertising  Standards  shall be formulated by
AT&T  with  the  concurrence  of  Provider,   which  concurrence  shall  not  be
unreasonably withheld.

                                                                     Exhibit 2
                                                                   Page 1 of 1
                                    Exhibit 2

                           Content Editorial Standards

         AT&T shall promptly notify Provider of any changes to the Content Editorial Standards.

1. Provider may not upload any information which is libelous, defamatory or which discloses private or personal matters concerning any person including home phone numbers and addresses, credit card information, and/or member account information such as member passwords).

2. Provider may not upload any messages, data, images or programs which are obscene or pornographic.

3. Provider may not upload any messages, data, images or programs that would violate the property rights of others, including unauthorized copyrighted text, images or programs, trade secrets or other confidential proprietary information, or trademarks or service marks used in an infringing fashion.

4. Provider may not use the facilities and capabilities of AT&T to conduct any activity or solicit the performance of any illegal activity or other activity which infringes the rights of AT&T subscribers, merchants or other publishers or content providers to the AT&T Service.

5. Provider may not upload as Content any messages (i) for which Provider has been paid a sum by a third party in order to present such message;
         (ii) the primary substance of which constitutes an offer to sell any product or service to Subscribers; nor which in any other way disguises advertising as Content. All such messages shall be clearly identified as Advertising.

6. When publishing or otherwise interacting in any area of the AT&T Service, Provider will conform its behavior on-line to those behavior standards required of Subscribers or Systems Operators of the AT&T Service, as the case may be.

7. Provider may not upload any information, messages, data, images or programs that are discriminatory or otherwise offensive as determined by AT&T in its reasonable discretion.

8. In the event that Provider unknowingly violates the Content Editorial Standards, AT&T's sole remedy, other than as provided in Section 9 of this Agreement, shall be to remove the violative Content from the AT&T Service in accordance with Section 1(b) of this Agreement. This Paragraph 8 shall not be modified by AT&T without the consent of the Provider which consent shall not be unreasonably withheld.

                                    Exhibit 3

                           Content Technical Standards

         AT&T shall promptly notify Provider of any changes to the Content Technical Standards.

Delivery of Content
Content shall be transmitted to the AT&T Editing Server via FTP. The transmission should be done using the existing telephone network technology. The Content transmitted should be compressed, encrypted, and signed with a hash algorithm supplied by AT&T. The encryption algorithm and the private key will be provided by AT&T. Once reviewed in the Editing Server, Provider will sign the authorization to migrate the Content to the Production Servers. The authorization will indicate the date/time for the Content to be automatically loaded into production or will indicate that a future authorization is required.

Content Format
Content shall adhere to accepted Internet standards as defined by the Internet Engineering Task Force and any AT&T extensions. The current base standard is Netscape version 1.2.

Content will be sent in a file which will begin with (i) a header that defines the data to follow, (ii) the name of Provider, (iii) the length of the content, and (iv) other header details provided by AT&T. The specific format of the header will be supplied by AT&T. Such file shall be divided into three sections as follows:

Content Promotion - This section of the file will contain information used to promote the Content on AT&T navigation screens. Included will be a graphic icon, a single line title, a mullet-line description and recommended Content segments to be promoted in.

Data - This section of the file will contain the actual Content pages or screens in various standard Internet multimedia formats.

Versioning and Instructions - This part of the file will contain the version number of the Content, data collection requirements, billing requirements, display start and end dates and the linkages to be cross-checked.

                                                                      Exhibit 4
                                                                    Page 1 of 1
                                    Exhibit 4

                                Delivery Schedule


The following working schedules may be delayed by AT&T as it determines in its reasonable discretion. AT&T will promptly notify Provider of any delays to the schedule.


Development Phase - 11/15/95

Provider shall deliver pages of Content which are representative of the Content it plans to deliver pursuant to this Agreement in a sufficient quantity for AT&T to use in configuring the servers and organizing the Content by 11/15/95.


Beta Phase- 2/1/96

Provider shall deliver the pages of Content expected to be available on the AT&T Service at the launch thereof 15 days prior to the Beta test (the "Beta Phase Milestone") currently scheduled to commence on 2/1/96. The pages delivered shall be of sufficient quantity and variety to be suitable for the Beta phase of the Service.


General Availability - 7/1/96

Provider shall deliver any revisions and/or additions to the Content pages delivered for the Beta Phase which revisions and/or additions are expected to be included in the Content available on the AT&T Service at the launch thereof at least 30 days prior to general availability (the "General Availability Milestone") currently scheduled to commence on 7/1/96.


Updates - ongoing

Updated Content shall be sent live within 48 hours of submission excluding weekends and holidays. Provider should review and provide final approval of Content updates in the Editing Server 24 hours prior to general availability excluding weekends and holidays.

                                    Exhibit 5

                                 List of Titles




1.       Mayo Clinic Health Letters

2.       Mayo Clinic Tip of the Day

3.       Health News

                                                                     Exhibit 6

                                                                    Page 1 of 1

                                    Exhibit 6

                               Provider Trademarks


1.       IVI Publishing (with and without design/logo).

2.       See Mayo trademarks listed on Annex 1 attached to this Exhibit 6.

3. See Massachusetts Medical Society trademarks listed on Annex 2 attached to this Exhibit 6.


         NOTE: The trademarks listed above (other than Provider-owned trademarks) are licensed to Provider by the trademark owner pursuant to the terms of one or more license agreements (the "Underlying Licenses"). The license granted by Provider to AT&T under the Agreement is subject to the terms and conditions of the Underlying Licenses. AT&T acknowledges that it has received copies of and has fully reviewed the Underlying Licenses and agrees not to knowingly take any actions which would reasonably be expected to cause Provider to default under with the terms of such Underlying Licenses.

                                                                    Exhibit 7
                                                                    Page 1 of 2
                                    Exhibit 7

                            Provider Responsibilities

Content

         Use reasonable efforts to deliver Content having, at a minimum, the following characteristics: (i) excellent quality in all material respects consistent with the standards and practices of AT&T, Provider and, the Provider Brands; (ii) sufficient quantity to stimulate consistent Subscriber interest and to avoid the presence of "stale" Content on the AT&T Service, within the context of publishing medical information; and (iii) format and presentation which takes advantage of features and characteristics of an interactive on-line service.

         Aggregate    and   index    Content    in    coordination    with   the
         categories/classification plan developed by AT&T.

         Consult with AT&T through the Anchor Brand Council and otherwise in order to, among other things: (i) identify opportunities for development of the AT&T Service and (ii) identify ways to enhance Subscribers' general experience on the AT&T.

Operations

         Perform all operations in material compliance with the Content Technical Standards, including data format, transmission requirements, delivery intervals, and method of acceptance, trouble reporting and issuance.

         Comply with the AT&T guidelines for all file transfers and protocols.

         Attend any courses that are reasonably required pursuant to the terms and conditions of this Agreement.

Sponsorships

         If and when bulletin board and chat forum capabilities become available in connection with the Health and Wellness Service, use reasonable efforts to obtain Sponsorships from reputable firms including firms whose names will enhance the credibility of the AT&T Service when associated with presenting a given bulletin board, chat forum or other special event.

         If and when bulletin board and chat forum capabilities become available in connection with the Health and Wellness Service, use reasonable efforts to actively solicit Sponsors to promote sessions on the Health and Wellness Service.

Transactions

         Actively seek out products and services for electronic commerce of excellent quality consistent with the standards and practices of AT&T, Provider and the Provider Brands.

         Actively develop programs that are of high interest as premium services within the Health and Wellness Service.

                                                                    Exhibit 8
                                                                  Page 1 of 3
                                    Exhibit 8

                            Customer Care Guidelines


AT&T shall promptly notify Provider of any changes to the Customer Care Guidelines.

General
All customer contacts within the domain of AT&T will be handled by AT&T, and immediately referred to AT&T by Provider if misdirected to Provider by the customer. Likewise, all contacts within the domain of Provider will be handled by Provider, and immediately referred to Provider by AT&T, if misdirected to AT&T. In general, contacts relating to technical support, network access, network usage, billing and general navigation on the AT&T Service shall be handled by AT&T. Contacts relating to Content, products or services offered by Provider or the Major Brands, or the use of the application within the Content domain, shall be handled by Provider.

Both Provider and AT&T will jointly develop a Joint Service Plan (JSP) which will define the operational and systems interfaces, process flows, methods and procedures, and Quality of Service (QOS) objectives required to support customers for the products and services offered by Provider on the AT&T Service. The JSP will be completed and agreed upon between both parties 120 days prior to the planned commencement of any operational test periods (Operational Readiness Test, Beta Test etc.) The basic underlying principles which will drive the development of the JSP are as follows:

      We will make the potentially fragmented nature of customer care delivery appear to be seamless to the customer.
      We will make the complex nature of customer questions, issues and/or problems appear to be simple to the customer.
      We will work to minimize costs and maximize Quality of Service to our customers.

The JSP will include, but not be limited to, the following areas, and will attempt to incorporate the objectives or requirements as specified:


Customer Care Access
Provider will accept customer inquiries through an inbound 800 number, electronic mail, and the US Postal Service. The 800 number will be staffed between the hours of 8:00am and 5:00pm CST, Monday through Friday. These hours of operation will be modified to meet the QOS objectives as specified in the JSP, and customer call patterns. Electronic mail inquiries will be responded to via electronic mail, unless the specific situation warrants otherwise. Electronic mail inquiries will be responded to within 24 hours of receipt. Outside of the normal hours of operation for the 800 number, Provider will provide customers with the choice of leaving a voice mail message, at the VRU prompt, for follow up during normal hours of operation.


Responsiveness
During normal hours of operation, Provider will respond to customer requests for support via the 800 number according to the QOS objectives as specified below, for customer questions or problems with the use of the application, or the Content. outside of the normal hours of operation, Provider will respond to customer requests for support within 2 hours of the commencement of the next period of normal hours of operation, for both 800 voice calls and voice mail messages.

Quality of Service Objectives
Provider will meet the following Quality of Service Objectives:

Inbound Calls and Voice Mail Messages -

         Inbound voice call abandonment rate of less than 2%

         90% of all inbound voice calls answered within 20 seconds, 100% answered within 60 seconds.

         90% of all voice mail messages responded to within two hours of the commencement of the next scheduled period of normal operations, 100% responded to within 4 hours.

         95% of inbound voice calls rated as good or excellent based upon call monitoring.

         Repeat calls limited to less than 2% of total inbound voice calls outbound voice calls -

         90% of all outbound voice calls will be attempted within 10 minutes of the scheduled commitment time, 100% within 20 minutes.

         100% of all outbound voice calls will result in a completion. Completion will be defined as 2 attempts within a period of normal hours of operation. In the event that voice contact is not made after 2 attempts, Provider shall attempt further contact via fax or electronic mail, customer addresses being available.

         Unless otherwise agreed upon with the customer, outbound call attempts will be limited to normal hours of operation as specified above.

Customer Call Transfers
All transfers of calling customers, from the AT&T and Provider call response centers, will be "warm", conference call transfers. Every attempt will be made to transfer the caller to the other party (during the normal hours of operation), after an exchange of information from one customer service representative to the other regarding the nature of the customers call, the work effort already undertaken, and the results of that work effort. Every attempt will be made to avoid duplicate work efforts, and redundant communication with the customer.

Problem Identification, Escalation and Closure
An  electronic  record  shall  be  retained  for  all  customer  contacts.   The
information contained in the record will include, but not be limited to the following:

      Customer  Identification
      Customer Address(es)
      Date and time of the contact
      Nature of the problem
      Resolution attempted
      Resolution
      Resolution date/time
      Customer response commitment (if not closed at the time of contact) Customer response

If the resolution of the problem or question belongs in the other party's domain, the information collected in the electronic call record shall be communicated electronically to the other party in the form of a Trouble Ticket
(TT). All work effort attempted and completed, and documented in the electronic call record completed as the result of the received trouble ticket, will be communicated back to the originating party in the form of a completed trouble ticket, or revised trouble ticket if the trouble ticket has not yet been completed. Status of all open trouble tickets will be communicated according to the escalation time frames as agreed upon by both parties in the JSP. Completion of all trouble tickets shall be communicated back to the originating party within 15 minutes of completion. Provider and AT&T will maintain a current list of contact staff, and managers, associated with the initial transfer and each escalation of unresolved customer problems as outlined in the JSP.

Problems escalated to each party from the other, and callers transferred to each party from the other, will be responded to by the receiving party, unless otherwise agreed upon, and responded to within the QOS objectives as specified in the JSP.

Operations Status Reviews and Reports
AT&T and Provider will, on a regular basis, provide status reports relative to Customer Care performance against the QOS objectives. In addition, information will be shared between the parties relative to unsolicited customer feedback on products, services, and support. Also, information will be shared relative to observations or captured data concerning the efficiency of Customer Care, in order for both parties to engage in constant improvement processes. On a quarterly basis, a face to face joint status and operations review meeting will be held to review the above.

                                                                      EXHIBIT 9

                              IVI PUBLISHING, INC.

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT AND THE ACCOMPANYING MATERIALS, IF ANY DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY A SECURITY IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

         IN  MAKING  AN  INVESTMENT  DECISION  INVESTOR  MUST  RELY  ON ITS  OWN
EXAMINATION OF IVI PUBLISHING, INC. ("THE COMPANY"), ITS MANAGEMENT AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS THEREOF. THE SHARES OF COMMON STOCK (THE "SHARES") WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF AN INVESTMENT IN SUCH SHARES, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS AGREEMENT AND THE ACCOMPANYING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE INFORMATION CONTAINED HEREIN IS LESS DETAILED AND COMPLETE THAN AN INVESTOR WOULD RECEIVE IF THE WERE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR IF AN ALTERNATIVE EXEMPTION FROM SUCH REGISTRATION WERE RELIED UPON.

         THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, NOR HAVE THE SHARES BEEN REGISTERED UNDER THE SECURITIES LAWS OF ANY STATE. THE SALE OF THE SHARES IS BEING MADE BY THE COMPANY IN RELIANCE ON APPLICABLE IONS UNDER THE SECURITIES ACT AND/OR THE RULES PROMULGATED THEREUNDER. AS A CONDITION TO ANY SALE, THE COMPANY WILL BE RELYING ON CERTAIN REPRESENTATIONS AND WARRANTIES FROM THE UNDERSIGNED AS SET FORTH IN THIS AGREEMENT TO THE EFFECT, AMONG OTHER THINGS, THAT THE UNDERSIGNED IS ACQUIRING ITS SHARES SOLELY FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TOWARD DISTRIBUTION OR FRACTIONALIZATION.

         THE INVESTOR SHOULD NOT CONSTRUE THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT OR ANY CO CATION, WHETHER WRITTEN OR ORAL, FROM THE COMPANY OR ITS OFFICERS, DIRECTORS, COUNSEL OR AGENTS AS LEGAL, TAX OR BUSINESS ADVICE AND SHOULD CONSULT ITS OWN LEGAL COUNSEL, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISORS AS TO LEGAL, TAX, ACCOUNTING AND RELATED MATTERS CONCERNING ITS INVESTMENT.

         INVESTMENT IN THE SHARES IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. THIS INVESTMENT IS SUITABLE ONLY FOR PERSONS WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         SUBSCRIPTION AGREEMENT (this "Subscription Agreement") dated as of _____________ 199__ between IVI PUBLISHING, INC., a Minnesota corporation (the "Company"), and the party set forth on the signature page hereto (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Investor desires to subscribe for and purchase from the company, and the Company desires to issue and to sell to the Investor, the number of shares of common stock, $.01 par value, (the "Common Stock") of the Company set forth under the Investor's name on the signature page hereof, upon the terms and conditions hereinafter set forth. The shares of Common Stock are sometimes referred to herein as the "Shares".

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby acknowledge, agree and understand the following:

         l. Subscription. The Investor hereby subscribes for the Shares set forth on the signature page of this Subscription Agreement for the sum set forth as the "Total Purchase Price" on the signature page hereof (the "Purchase Price"). The Company's acceptance of the Investor's subscription shall be deemed acknowledgment of its receipt of such funds.

         2. The Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of the Company, 1500 Flying Cloud Drive, Minneapolis, Minnesota 55344 at 10:00 a.m., Minneapolis time, on ________ __ 199,, or at such other place or time as shall be agreed upon by the parties hereto. The date of the Closing is referred to herein as the "Closing Date".

         3.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to the Investor as follows:

         (a) Organization.. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

         (b) Power and Authority. The Company has the requisite corporate power and authority and full legal right to enter into this Subscription Agreement, to perform, observe and comply with all of its agreements and obligations hereunder and to issue the Shares to the Investor.

         (c) Due Authorization; Valid Issuance. The execution and delivery by the Company of this Subscription Agreement the performance by it of all of its agreements and obligations under this Subscription Agreement and the issuance of the Shares, have been duly authorized by all necessary corporate action on the part of the Company. All of the Shares subscribed for hereunder will, at the time of issuance, have been duly authorized and issued and upon receipt by the Company of the Purchase Price will be fully paid and non-assessable.

         (d) Enforceability. Assuming the due execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be subject Co (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (e) Due and Valid Execution. This Subscription Agreement has been duly and validly executed and delivered by the Company.

         (f) Governmental Consents. No consent, approval, order or authorization of, or 'registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the offer and 'sale of the Shares under this Subscription Agreement. The offer and sale of the shares hereunder complies in all material respects with applicable federal and state securities laws.

         (g) Absence of Changes. Since the date of the most recent report of the Company filed on Form 10-__ pursuant to the Securities Exchange Act of 1934, as amended, there has been no material adverse change in the condition (financial or otherwise) or results of operations of the Company, other than changes occurring in the ordinary course of business, which changes have not in the aggregate had a material adverse effect on the business, properties or condition (financial or otherwise) of the Company.

         4. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

         (a) Investment Intention. The Investor is acquiring the Shares for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Investor agrees ad acknowledges that all dispositions of the Shares will comply with the applicable provisions of state ad federal securities laws. The Investor further acknowledges transfer of the Shares will be severely restricted. The Investor acknowledges that the Company will not consent to a transfer of the Shares unless the transferee meets the financial and other suitability standards required of an initial subscriber or unless such conditions are waived by the Company in its sole discretion. The Company may, in its sole and absolute discretion, require the Investor to deliver an opinion of counsel (from a law firm and in form and substance reasonably satisfactory) to the Company to the effect that any such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. The Investor further acknowledges that the Company is under no obligation to register under the Securities Act the Shares on behalf of the Investor (except pursuant to that certain Registration Rights Agreement, dated as of ________, 199 (the "Registration Rights Agreement") between the Company and the Investor) to assist the Investor in complying with any exemption from registration or to consent to the transfer of the Shares.

         (b) Shares Unregistered. The Investor acknowledges and represents that it has been advised by the Company that:

                  (i) the Offer and sale of the Shares have not been registered under the Securities Act, or any state securities laws;

                  (ii) the Shares must be held indefinitely and the Investor must continue to bear the economic risk of the investment in the Shares unless the offer and sale of such ShareS is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available;

                  (iii) Rule 144 promulgated under the Securities Act may not be presently available with respect to the sale of any securities of the Company, and (other than in accordance with the Registration Rights
         Agreement) the Company has made no covenant to make such Rule available;

                  (iv) when and if the Shares may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition may be made only in limited amounts in accordance with the terms and conditions of such Rule;

                  (v) a restrictive legend in the following form shall be placed on the certificates representing the Shares;

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH SUCH ACT.

                  A STATEMENT SUMMARIZING THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF THE VARIOUS CLASSES OF STOCK OR SERIES THEREOF MAY BE OBTAINED BY THE STOCKHOLDERS OF THE COMPANY, WITHOUT CHARGE, FROM THE PRINCIPAL OFFICES OF THE COMPANY."

                  (vi) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer and appropriate stop transfer instructions will be issued with respect to the Shares.

         (c) Additional Investment Representations.

                  (i) The Investor has carefully reviewed, is familiar with and understands each of the Articles of Incorporation and Bylaws of the Company and the other documents, records and information, if any, requested by the Investor or otherwise supplied by the Company;

                  (ii) All documents, records and information pertaining to an investment in the Company which have been requested by the Investor have been made available or delivered to the Investor;

                  (iii) No oral or written statement, printed material or inducement given or made by the Company or any affiliate of the Company is contrary to the information contained herein, and the Investor acknowledges and agrees that in making its decision to purchase the Shares it has relied solely on its own information, the information provided to the Investor by the Company pursuant to this Subscription Agreement, and the other documents, records and information requested by the Investor and independent investigations made by the Investor and, to the extent believed by the Investor to be appropriate, the Investor's representatives, including the Investor's own professional, financial, tax and other advisors;

                  (iv) The Investor acknowledges that the Company, in reliance upon certain federal and state securities law exemptions, has provided the Investor with less or different information than the Investor would have received if an information memorandum complying with Rule 502(b)(2) of Regulation D promulgated pursuant to the Securities Act had been prepared and made available to the Investor or if the Shares had been registered pursuant to the Securities Act. The foregoing notwithstanding, the information provided to the Investor is sufficient to allow the Investor to make a knowledgeable and informed decision regarding its investment in the Shares;

                  (v) The Investor qualifies as an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act, and the information set forth on the signature page hereto is true and correct in all material respects;

                  (vi) The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

                  (vii) The Investor has the requisite corporate power and authority and full legal right to enter into this Subscription Agreement and to perform, observe and comply with all of its agreements and obligations hereunder;

                  (viii) The execution and delivery of this Subscription Agreement and the performance by the Investor of all of its agreements and obligations under this Subscription Agreement have been duly authorized by all necessary corporate action on the part of the Investor;

                  (ix) The Investor is authorized and otherwise duly qualified to purchase and hold the Shares, and the Investor has not been formed for the specific purpose of purchasing the Shares unless (in the case of a partnership or corporation) all of its equity owners qualify as accredited individual investors under Rule 501 of Regulation D promulgated under the Securities Act;

                  (x) Assuming the due execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement is a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

                  (xi)  Horn  of  the  following  has  ever  been   represented,
         guaranteed or warranted to the Investor by or on behalf of the Company:

                           (A) that the Company will be  profitable  or that the
                  Investor will realize profits or losses, as a result of its investment in the Shares; or

                           (B) that the past  performance  or  experience on the
                  part of any officer, director, stockholder, employee, agent or affiliate thereof, or any employee, agent or affiliate of the Company will in any way indicate the predict-able results of ownership of capital stock of the Company or of the overall venture.

         5. Indemnification.

         (a) Indemnification of the Company and the Company Affiliates. From and after the date hereof, the Investor shall indemnify and hold harmless the Company, its directors, officers, employees, agents, representatives and stockholders (each & 'Company Indemnified Party") from and against any loss, damage or expense9 including, without limitation, reasonable attorneys' and consultants' fees, disbursements and expenses9 suffered by the Company or any Company Indemnified Party arising or resulting from any inaccuracy in or breach of any of the representations and warranties made by Investor herein.

         (b) Indemnification of the Investor. From and after the date hereof, the Company shall indemnify and hold harmless the Investor, its directors, officers, employees, agents, representatives, stockholders and partners (each an 'Investor Indemnified Party"), as applicable, from and against any loss, damage or expense, including, without limitation, reasonable attorneys' and consultants' fees, suffered by the Investor or any Investor Indemnified Party arising or resulting from any inaccuracy in or breach of any of the representations. warranties, covenants or agreements made by the Company herein.

         (c) Procedure for Claims. Within ten days after obtaining written notice of any claim or demand which has given rise to, or could reasonably give rise to' a claim for indemnification hereunder, the parry seeking indemnification shall give written notice of such claim ('Notice of claim') to the other parry. Failure to give such notice by the parry seeking indemnification within said ten day period shall not relieve the indemnifying party of its obligations hereunder, unless and only to the extent the failure to so notify the identifying party actually results in damage or prejudice to such indemnifying party. Notice of Claim shall set forth a brief description of the facts giving rise to such claim and the amount (or a reasonable estimate) of the loss, damage or expense suffered, or which may be suffered, by the party seeking indemnification.

         Upon receiving the Notice of Claim, the indemnifying party shall resist, settle or otherwise dispose of such claim in such manner as it shall deem appropriate, including the employment of counsel, and shall be responsible for the payment of all expenses, including the reasonable fees and expenses of such counsel provided that the indemnifying party shall not settle such claim without the consent of the indemnified party which will not be unreasonably withheld. The indemnified party shall have the right to employ separate counsel in any such action and to participate in or assume the defense thereof, but the fees and expenses of such counsel shall be at the indemnified party's expense unless (i) the employment has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense and employ counsel in a timely manner or (iii) the named parties to any action (including any impleaded parties) include both Investor and the Company, and the indemnified party has been advised by such counsel that representation of the Company and the Investor by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall have neither the right nor the obligation to assume the defense of such action on behalf of the indemnified party).

         (d) Third Party Beneficiaries. Nothing contained in this Section 5 shall confer any rights upon, or inure to the benefit of, any third party other than those parties specified in Sections 5(a) and 5(b) above, it being understood that such parties, to the extent not actually parties hereto, shall be third party beneficiaries.

         6.  Condition  to the  Company's  Obligations.  The  obligation  of the
Company  to  consummate  the  transactions   contemplated  hereby  is  expressly
conditioned upon:

         (a) the execution and delivery by the Investor of this Subscription Agreement;

         (b) payment by the Investor to the Company of the Purchase Price either
(i) by certified or cashier's check made payable to the order of "IVI Publishing, Inc." or (ii) by electronic wire transfer to an account designated in writing to the Investor prior to the Closing.

         7. Conditions to Investor's Obligations. The obligation of the Investor to consummate the transactions contemplated hereby is expressly conditioned upon:

         (a) the execution and delivery of by the Company of this Subscription Agreement; and

         (b) the delivery to the Investor of certificates evidencing the Shares issued in the name of the Investor.

         8. Miscellaneous.

         (a) Notices. Any and all notices or other communications provided for herein shall be in writing and shall be considered duly given upon the earliest to occur of (i) personal delivery, (ii) two days after being delivered to a reputable overnight mail delivery courier or service, (iii) five days after being mailed by certified or registered mail, return receipt requested, postage prepaid or (iv) the delivering party's receipt of a written confirmation of a facsimile transmission. All notices shall be addressed to the Company at its principal office and to the Investor at its address last appearing on the stock records of the Company. Any party hereto may change its address by giving notice to the other party hereto as provided herein.

         (b) Effect and Interpretation. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Minnesota without regard to the conflicts of laws provisions thereof.

         (c) Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof any may be amended only by a writing executed by all parties. This Subscription Agreement and the information contained herein expressly supersede all understandings and agreements of the parties, whether written or oral, between the parties with respect to the subject matter hereof.

         (d) Successors. This Subscription Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, legal representatives, permitted successors and permitted assigns.

         (e) Pronouns and Headings. As used herein, all pronouns shall include the masculine, feminine, neuter, singular and plural wherever the context and facts require such construction. The descriptive headings in the sections of this Subscription Agreement are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

         (f) Severability. If any provision of this Subscription Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be severed and enforced to the extent possible or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability thereof shall not affect the validity, legality or enforceability of the remaining provisions of this Subscription Agreement.

         (g) Counterparts. This Subscription Agreement may be executed simultaneously in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) No Assignment. This Subscription Agreement and the rights and obligations of the parties hereunder may not be assigned or delegated without the prior written consent of the non-assigning or non-delegating party.

         (i) Jurisdiction; Service of Process; Waiver of Jury Trial. The parties hereby submit to the exclusive jurisdiction of the federal and state courts in Minneapolis, Minnesota for all purposes of or in connection with this Subscription Agreement. The parties hereby consent to process being served in any suit, action or proceeding of the nature referred to above (A) by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested,, to its address shown below its signature hereto or
(B)by serving a copy thereof upon any party s authorized agent for service of process (to the extent permitted by applicable law, regardless whether the appointment of such agent for service of process for any reason shall prove to be ineffective or such agent for service of process shall accept or acknowledge such service); provided that, to the extent lawful and practicable, written notice of said service upon said agent shall be mailed by registered or certified mail, postage prepaid, return receipt requested, to either party at its address shown below its signature hereto. The parties agree that such service, to the fullest extent permitted by law, (1) shall be deemed in every respect effective service of process upon it in any such suit, action or, proceeding and (2) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein shall affect either party's right to serve process in any other manner permitted by law.

         THE PARTES HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THE THIS SUBSCRIPTION AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THE TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first above written.

                  THE COMPANY:

                  IVI PUBLISHING, INC., a Minnesota corporation


                  By:
                  Its:

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT
                     FOR CORPORATE AND PARTNERSHIP INVESTORS

Note: This page must be executed by an officer (in the case of a corporation) or other authorized agent (in the case of a partnership) authorized to bind the corporation or partnership.

The undersigned hereby subscribes for the following shares of Common Stock:

Number of shares of Common Stock:

Purchase Price:

Name of Investor:

AT&T CORP.


By:
    Its:


Taxpayer Identification No.:

Address of Principal Place of Business:



Date:


--------------------------------------------------------------
Below this line to be completed by the Company Only

SUBSCRIPTION FOR THE ABOVE DESCRIBED SHARES ACCEPTED AS OF
_____________, 199__

                                        IVI PUBLISHING, INC.,
                                        a Minnesota corporation


                                        By:
                                        Title:

STATE OF               )
                       )
COUNTY OF              )

         I, __________________________ a Notary Public in and for said County, in the State aforesaid, do hereby certify that the person whose name is subscribed to above, known to me to be the _________________ of _______________, appeared before me this day in person, and acknowledged and swore that he signed and delivered the said instruments on behalf of said entity for the uses and purposes therein set forth, and that the statements contained therein are true.

         Give  under  my  hand  and   notarial   seal  as  of  the  ___  day  of
_____________, 199__.


My Commission expires:


-----------------------
         Notary Public

                                                                     EXHIBIT 10



                          REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement (the "Agreement"), dated as of [____], 1995 by and between IVI Publishing, Inc., a Minnesota corporation (the "Company"), and the Persons named in Schedule I hereto who execute counterparts of this Agreement.

                                R E C I T A L S:

         A. This Agreement is made pursuant to the Anchor Brand Content Provider Agreement, dated as of the date hereof (the "Content Agreement") between the Company and AT&T Corp. ("AT&T"), which (among other things) provides that the Company grant to AT&T options (the "Options") to purchase in the aggregate up to 20% of the Company's common stock, $.01 par value (the "Common Stock"), at the exercise prices provided in the Content Agreement.

         B. The Content Agreement provides that the Common Stock acquired by AT&T pursuant to the exercise of the Options, if any, will be entitled to certain so-called "piggyback" registration rights, as more fully described herein.

         C. In order to induce AT&T to enter into and perform its obligations under the Content Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Definitions.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Common Stock" has the meaning set forth in the Recitals.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar or successor federal statute and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

         "Holder" means any Person named in Schedule l hereto who executes a counterpart of this Agreement and any Person who becomes a Holder after the date of this Agreement pursuant to Paragraph 11(a).

         "Indemnified Party" has the meaning set forth in Paragraph 6(c).

         "Indemnifying Party" has the meaning set forth in Paragraph 6(c).

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person"  means  an  individual,   partnership,   corporation,  limited
liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof, or any other entity of any kind.

         "Registered Securities" means Registrable Securities which have been registered under the Securities Act pursuant to a registration statement filed with and declared effective by the SEC.

         "Registrable Securities" means (i) the Shares; (ii) the shares of Common Stock issued or issuable as dividends on, or other distributions with respect to, the Shares; and (iii) any other security issued or issuable in exchange for, or in replacement of, any of the Shares, in -each case until any such security ceases to be a Registrable Security in accordance with Paragraph 2 hereof.

         "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Paragraph 3 of this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with any stock exchange or the NASD, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), messenger, telephone and delivery expenses, and the fees and expenses of counsel for the underwriter, costs of printing prospectuses, and fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance).

         "Registration Statement" means any registration statement of the Company which includes any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included or deemed included in the Registration Statement and all amendments and supplements to the Registration Statement or the prospectus, including post-effective amendments, and all exhibits to, and all materials incorporated by reference in, the Registration Statement.

         "SEC" means the United States Securities and Exchange Commission or any similar agency then having the authority to enforce the Exchange Act or the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar or successor statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" means all fees and expenses of counsel to the Holder(s), all discounts, commissions or other reasonable customary fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities.

         "Selling Holders" has the meaning set forth in Paragraph 4(b).

         "Shares" means the shares of Common Stock of the Company owned by the Holders which were originally purchased by AT&T through the exercise of the Options.

         "Stockholder" means any holder of equity securities issued by the Company.

         2. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities, but such benefits shall continue with respect to each such security only so long as such security continues to be a Registrable Security. A security ceases to be a Registrable Security when (i) a Registration Statement covering the sale of such Registrable Security has been declared effective under the Securities Act and the Registrable Security has been sold in accordance with the Registration Statement; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; (iii) a new certificate representing such security has been delivered (to the original Holder or any subsequent transferee) by the Company free from any restrictive legend and without issuance of stop transfer or other instructions to the Company's transfer agent and the Holder of such security has been advised by counsel acceptable to it that subsequent disposition of such security will not require registration or qualification under the Securities Act or any state "blue sky" or similar law then in effect; or (iv) the security has ceased to be outstanding.

         3. Registration under the Securities Act: Piggy-Back Registration.

         (a) Piggy-Back Registration. If (but without any obligation to do so) at any time during the period beginning April 1, 1996 and ending March 31, 2000 the Company proposes to register for itself or any of its stockholders (other than (1) the Holders or (2) in connection with any demand registration requested pursuant to the Registration Rights Agreement, dated October 14, 1993 between the Company and Invemed Associates, Inc.) any of its capital stock under the Securities Act in connection with the public offering of such securities on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, then:

                  (i) the Company in each case will notify in writing each Holder of its intention to effect such a registration at least 30 days prior to the proposed filing of a Registration Statement in connection therewith;

                  (ii) the Company will offer each Holder the opportunity to include in such registration all or such lesser amount of Registrable Securities as each Holder may request. Upon the request of one or more Holders which in the aggregate own at least a majority of the outstanding Registrable Securities, given in writing within 20 days after receipt of the notice described under clause (i) above, the Company will use its reasonable best efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by such Holder to be included in the Registration Statement; and

                  (iii) if the registration of which the Company gives written notice under clause (i) above involves an underwriting, the Company shall use its reasonable best efforts to cause the managing underwriter(s) of the proposed underwritten offering to permit Holders to include their Registrable Securities in the underwriting on the same terms and conditions as similar terms of the Company included therein.

         (b)   Limitations  on  Company's   Obligations  to  Effect   Additional
Piggy-Back Registration. Notwithstanding the provisions of Paragraph 3(a) above:

                  (i) the Company shall not be obligated to include Registrable Securities in more than two Registration Statements pursuant to Paragraph 3(a) in which Registrable Securities are included (excluding registrations in which the number of Registrable Securities requested to be included is reduced as a result of the operation of Paragraph 3(b)(ii) below, but only to the extent of such deductions) and thereafter, the Company shall have no obligation to include any Registrable Securities in any registration pursuant to this Paragraph 3;

                  (ii) if and to the extent that the managing underwriter(s) advise the Company in writing that inclusion of the number of Registrable Securities held by Holders requesting inclusion in the Registration Statement would materially interfere with the underwriter's ability to effectuate the registration and sale of securities proposed to be offered and sold pursuant to the Registration Statement, the managing underwriter(s) shall select the permissible quantity of Registrable Securities to be sold by the Holders (which may be none) by reducing the total number of securities to be sold by the holders of securities other than Registrable Securities and the Holders (but not the number of securities to be sold by the Company) on a pro rata basis. For purposes of apportionment pursuant to this Paragraph 3(b), for any selling Holder that is a partnership or a corporation, the affiliates of such partnership or corporation shall collectively, with such Holder be deemed to be one "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by entities and individuals included in such "selling Holder;"

                  (iii) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the applicable Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration; and

                  (iv)  the  Company  shall  not  be  obligated  to  effect  any
         registration  of  Registrable   Securities   under  Paragraph  3(a)  in
         connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option plans or other employee benefit plans; provided, that the securities to be included in such registration are limited to shares to be issued in such transaction and/or pursuant to such benefit plans.

         (c) Underwritten Offer. If the registration of which the Company gives written notice under Paragraph 3(a)(i) above involves an underwriting, the Company shall so advise in such written notice. In such event the right of any Holder to registration pursuant to Paragraph 3(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and the other holders distributing their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw from the underwriting by prompt written notice to the Company and the underwriter.

         4. Registration Obligations of the Company. In connection with the filing of a Registration Statement Pursuant to Paragraph 3, the Company shall:

         (a) Use its reasonable best efforts to cause such Registration Statement to remain in effect until the earlier of (i) the completion of the distribution of the Registrable Securities included in the Registration Statement, and (ii) two years after the date on which the Registration Statement is declared effective.

         (b) Notify the Holders whose Registrable Securities are included in such Registration Statement (the "Selling Holders") as to the filing of the Registration Statement and of all amendments or supplements promptly after the filing of any thereof;

         (c) Notify the Selling Holders, promptly after the Company shall receive notice thereof, of the time when such Registration Statement became effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

         (d) Notify the Selling Holders promptly of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         (e) During the period in which the Company is obligated to use its reasonable best efforts to keep a Registration Statement effective pursuant to this Paragraph 4, prepare and promptly file with the SEC and promptly notify the Selling Holders of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and, in addition, during such period. prepare id file with the SEC, promptly upon the Selling Holders' written request, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

         (f) Prepare, promptly upon request of the Selling Holders or any underwriters for the Selling Holders made during the period in which the Company is obligated to use its reasonable best efforts to keep a Registration Statement effective, such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act;

         (g) Rise the Selling Holders promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its reasonable best efforts to prevent the issue of any stop order or obtain its withdrawal promptly if such stop order should be issued;

         (h) Use its reasonable best efforts to qualify as soon as reasonably practicable the Registrable Securities for sale under the securities or blue sky laws of such states and jurisdictions within the United States as shall be reasonably requested by the Selling Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions;

         (i) Furnish the Selling Holders, as soon as available, copies of any Registration Statement and each preliminary or Final prospectus, or supplement or amendment required to be prepared pursuant hereto, all in such reasonable quantities as the Selling Holders may from time to time reasonably request;

         (j) Furnish each Selling Holder such signed counterparts of opinions of counsel and accountants' "comfort" letters as it reasonably may request with respect to the registration of its Registrable Securities, the Registration Statement covering such Registrable Securities and the financial statements included therein; and

         (k) Apply for listing and use its reasonable best efforts to list the Registrable Securities, if any, being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its reasonable best efforts to qualify the Registrable Securities, if any, being registered for inclusion on the automated quotation system of the NASD.

         5. Expenses. The Company will pay all Registration Expenses in connection with registrations of Registrable Securities effected pursuant to Paragraph 3. All Selling Expenses in connection with any registration effected pursuant to this Agreement shall be borne by the Company and the holders of the Registrable Securities so registered, pro rata on the basis of the number of Shares included in the registration for the account of the Company and the number of Registrable Securities so registered by each such holder.

         6. Indemnification.

         (a) To the extent permitted by applicable law, the Company will indemnify each Holder of the Registrable Securities requesting or joining in a registration, each Person who controls such Holder within the meaning of Section 15 of the Securities Act, and each underwriter of the securities so registered and each Person who controls such underwriter, id their respective officers, directors, partners, agents, employees and successors, against all costs, expenses, demands, claims, losses, damages, liabilities, fines id penalties (or actions in respect thereof), to which such holder or such other Person may become subject under the Securities Act, the Exchange Act or under any other statute or at common law or otherwise, insofar as such claims, losses, damages, liabilities, fines and penalties arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon any omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law (other than with respect to violations or alleged violations caused by the Person seeking indemnification under this Paragraph 6(a)) and will reimburse each such Holder, each Person who controls such Holder within the meaning of Section 15 of the Securities Act and each such underwriter, and their respective officers, directors, partners, agents, employees and successors for any legal and any other expenses reasonably incurred in connection with investigating or defending any such demand, claim, loss, damage, liability or action promptly after submission of supporting materials with respect to such expenses; provided, however, that the Company shall not be required to indemnify any Holder or underwriter or Person which controls any Holder or underwriter for any cost, expense, demand, claim, loss, damage, liability, fine or penalty which arises out of or is based upon any written information provided by such Person expressly for inclusion in the Registration Statement.

         (b) To the extent permitted by applicable law, each Holder requesting or joining in a registration will indemnify the Company, each of its officers, directors, successors and controlling persons, and each underwriter, if any, of the Company's securities covered by a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Exchange Act, and any other Holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any other person who controls, within the meaning of Section 15 of the Exchange Act, such Holder against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof to which such indemnified party may become subject under the Securities Act, the Exchange Act or under any other statute or at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon the omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in any Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder requesting or joining in a registration expressly for use in the preparation thereof.

         (c) Each party entitled to indemnification under this Paragraph 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided (i) the Indemnifying Party shall acknowledge in writing to the Indemnified Party prior to engaging in such defense its obligation to indemnify the Indemnified Party and (ii) such counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed). The Indemnified Party may participate in such defense at its own expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, (iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party's counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest or (iv) such claim could involve the imposition of criminal sanctions against the Indemnified Party, in which case the Indemnified Party shall assume the defense of any such criminal claim. In the event that the Indemnifying Party properly does not assume such defense, the Indemnifying Party shall not be subject to any liability for any settlement made without its prior written consent, which consent shall not be unreasonably withheld or delayed. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 6 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement of any such claim.

         7. Contribution.

         (a) If the indemnification provided for in Paragraph 6 from the Indemnifying Party is unavailable to or unenforceable by the Indemnified Party in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Paragraph 6, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         (b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Paragraph 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (c) If indemnification is available under Paragraph 6, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Paragraph 6 without regard to the relative fault of the Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Paragraph 7.

         8. Hold-Back Agreements.

         (a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent consistent with applicable law, each Holder of Registrable Securities whose Registrable Securities are included in a Registration Statement filed pursuant to Paragraph 3 hereof agrees not to effect any public sale or distribution of the issue being registered or any similar security of the Company, including a sale pursuant to Rule 144 under the Securities Act, during the 7-day period prior to, and during the 90-day (or such longer period as the managing underwriter with respect to the application Registration Statement shall deem appropriate) period beginning on, the effective date of such Registration Statement, to the extent such sales may prevent the Company from being in compliance with the Exchange Act; provided, however, that no such restriction shall apply to sales of Registrable Securities made pursuant to that Registration Statement, which may be, made at any time following the effective date of that Registration Statement.

         (b) Restrictions on Public Sale by the Company and Others. The Company shall not effect any public or nonpublic sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for any such securities or similar securities, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of any Registration Statement in which holders of Registrable Securities are participating or the commencement of a public distribution of Registrable Securities pursuant to any such Registration Statement (except (i) as part of such registration or pursuant to registrations on SEC Forms S-4 or S-8 or any similar or successor form, or on any form filed in connection with an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company or (ii) for sales or other issuances of securities pursuant to outstanding options, warrants, rights or similar obligations).

         9. Rule 144 and Stock Exchange Listings.

         To the extent that the Company is subject to the filing and reporting requirements of the Securities Act and the Exchange Act, and so long as there are Registrable Securities outstanding:

         (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

         (b) The Company will use its reasonable best efforts to avoid taking any action which would cause the Common Stock to cease to be eligible for inclusion on either of the NASD Automated Quotation System or for listing on any securities exchange on which it may become listed.

         10. Obligations of Holder.

         (a) Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         (b) Each Holder of the Registrable Securities agrees by acquisition of such Registered Securities that upon receipt of any notice from the Company pursuant to Paragraph 4(g), such Holder will forthwith discontinue such Holder's disposition of Registered Securities pursuant to the Registration Statement relating to such Registered Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registered Securities at the time of receipt of such notice.

         11. Miscellaneous.

         (a) Transfer of Certain Rights. The rights granted to the Holders under this Agreement may be transferred only to a transferee who delivers to the Company, within a reasonable time after such transfer, a written instrument by which such transferee agrees to be bound by the applicable terms of this Agreement. Notwithstanding the foregoing, nothing herein shall prohibit: (i) any Holder from transferring any of its rights under this Agreement to any wholly-owned subsidiary of such Holder or to any entity which merges or consolidates with or acquires all or substantially all of the equity securities or assets of such Holder, (ii) any Holder which is a partnership from transferring any of its rights under this Agreement to a partner of such partnership where such partner receives Registrable Securities in a distribution from such partnership, (iii) any Holder who is an individual from transferring any of its rights under this Agreement to such Holder's spouse or to other relatives, or to a trust for the benefit of the Holder, or his or her spouse or other relatives; or (iv) any trustee of a trust which holds Registerable Securities from distributing such Registrable Securities to the beneficiaries of such trusts; provided that any such transferee under subparagraphs (i), (ii),
(iii) or (iv) above will hold the Registrable Securities subject to the terms and conditions of this Agreement. Upon any transfer of the rights of a Holder permitted by and completed in compliance with the terms of this Agreement, the transferee shall become a "Holder" for purposes of this Agreement and the Company shall add the name and address of the transferee to Schedule I (and, to the extent the transferor no longer holds Registrable Securities, shall delete the name and address of the transferor).

         (b) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and Holders of at least a majority of the Registrable Securities affected by such amendment, modification, supplementation, waiver or consent. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of the Registrable Securities being sold by such Holders, provided thai the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (d) Notices. Any and all notices or other communications provided for herein shall be in writing and shall be considered duly given upon the earliest to occur of (i) personal delivery, (ii) two days after being delivered to a reputable overnight mail delivery courier or service, (iii) five days after being mailed by certified or registered mail, return receipt requested, postage prepaid or (iv) the delivering party's receipt of a written confirmation of a facsimile transmission. All notices shall be addressed to the Company at its principal office and to the Holder at its address last appearing on the stock records of the Company. Any party hereto may change its address by giving notice to the other party hereto as provided herein.

         (e) Governing Law. This Agreement shall be governed by ad construed in accordance with the laws of the State of Minnesota without regard to the conflict of laws provisions thereof.

         (f) Counterparts. This Agreement may be executed in any number of counterparts ad by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only ad shall not limit or otherwise affect the meaning hereof.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) Entire Agreement. This Agreement (and all exhibits and/or schedules attached hereto) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Holders.

         (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover, and the court shall award, reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

         (k) Jurisdiction; Service of Process; Waiver of Jury Trial. The parties hereby submit to the exclusive jurisdiction of the federal and state courts in Minneapolis, Minnesota for all purposes of or in connection with this Registration Rights Agreement. The parties hereby consent to process being served in any suit, action or proceeding of the nature referred to above (i) by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its address shown below its signature hereto or
(ii) by serving a copy thereof upon any party's authorized agent for service of process (to the extent permitted by applicable law, regardless whether the appointment of such agent for service of process for any reason shall prove to be ineffective or such agent for service of process shall accept or acknowledge such service); provided that, to the extent lawful and practicable, written notice of said service upon said agent shall be mailed by registered or certified mail, postage prepaid, return receipt requested, to either party at its address shown below its signature hereto. The parties agree that such service, to the fullest extent permitted by law, (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein shall affect either party's right to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first above written.

                  THE COMPANY:

                  IVI PUBLISHING, INC., a Minnesota corporation

                  By:
                           Title:


                  THE HOLDER(S):

                  AT&T CORP., a New York corporation

                  By:
                           Title:

                  Address:

                  400 Interpace Parkway
                  Parsippany, New Jersey 07054
                  Attention: Sanford Tannenbaum
                  Facsimile No. (201) 331-4615

                                                                    Exhibit 11

                                                                   Page 1 of 1



                                   Exhibit 11

                        Provider's Advertising Standards



The initial version of the Provider's Advertising Guidelines shall be formulated by Provider with the concurrence of AT&T which concurrence shall not be unreasonably withheld.

                                                                    Exhibit 12
                                                                   Page 1 of 2
                                   EXHIBIT 12

                            Exceptions to Exclusivity

         The following items are exceptions to (i) the exclusive rights granted by Provider to AT&T under the Agreement, and (ii) Provider's non-solicitation obligations pursuant to Section L:

         1. The rights reserved to Mayo Foundation for Medical Education and Research ("Mayo Foundation") pursuant to the Electronic Publishing License, Development and Marketing Agreement, dated as of April 28, 1993, between Mayo Foundation and Provider, a copy of which has previously been delivered to AT&T.

         2. The rights reserved to Mayo Foundation pursuant to the 1994 License, Development and Marketing Agreement between Mayo Foundation and Provider, a copy of which has previously been delivered to AT&T.

         3. Provider's rights with respect to Provider Trademarks licensed to Provider by Provider Brands are non-exclusive.

         4. The agreements of Provider and America's Health Network, Inc. (together with its successors and assigns, ("AHN") pursuant to the Agreement between AHN and Provider, dated May 25, 1995, a copy of which has previously been delivered to AT&T.

         5. All non-consumer on-line and/or interactive products and services regardless of the medium or mechanism utilized, whether known or hereafter known or hereafter devised, developed, designed, established, distributed, produced, sold or marketed by Provider alone or together with any person or entity which are offered to focused communities of special interest subscribers/customers (i.e., not offered to the general public) and which shall not compete to any material respect with Health and Wellness Service (a "Private Label Service"), including, without limitation:

                  (a) on-line and/or interactive content to be used by members of a managed care organization, clinics and employers; and

                  (b)  on-line   and/or   interactive   work-for-hire   projects
         undertaken for clients of Provider which work-for-hire will not be made available by Provider or on Provider's behalf to the general public.

         6. On-line and/or interactive networked kiosks (or similar delivery systems) that feature portions or segments of Content which may only be available (i) to employees in private work places free of charge or (ii) to the general public free of charge, provided that such kiosks shall not compete to any material respect with the Health and Wellness Service.

         7. Provider's CD-ROM and other interactive products.

                                   Exhibit 13

                             Distribution Agreement


                                       *